              As filed with the Securities and Exchange Commission
                              on February 20, 1996
                      Registration No. 33-16296; 811-8275

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------
                                   FORM N-1A

        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [ ]


                        Post-Effective Amendment No. 32             [X]

                                      And

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [ ]


                                Amendment No. 34                       [X]
                        (Check appropriate box or boxes)

                             ----------------------

                          OVERLAND EXPRESS FUNDS, INC.
               (Exact Name of Registrant as specified in Charter)
                               111 Center Street
                          Little Rock, Arkansas  72201
          (Address of Principal Executive Offices, including Zip Code)

                             ----------------------

      Registrant's Telephone Number, including Area Code:  (800) 458-6589
                             Richard H. Blank, Jr.
                               c/o Stephens Inc.
                               111 Center Street
                          Little Rock, Arkansas  72201
                    (Name and Address of Agent for Service)
                                With a copy to:
                            Robert M. Kurucza, Esq.
                             Marco E. Adelfio, Esq.
                              Morrison & Foerster
                          2000 Pennsylvania Ave., N.W.
                            Washington, D.C.  20006

It is proposed that this filing will become effective (check appropriate box):

[X]   Immediately upon filing pursuant        [ ]  on _________ pursuant
      to Rule 485(b), or                           to Rule 485(b), or

[ ]   60 Days after filing pursuant           [ ]  on February 19, 1996 pursuant
      to Rule 485(a), or                           to Rule 485(a)

[ ]   75 days after filing pursuant           [ ]  on (date) pursuant
      to paragraph (a)(2)                          paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite number of shares of its Common Stock, $.001 par value, under the Securities Act of 1933, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Rule 24f-2 Notice for the fiscal year ending December 31, 1995, will be filed with the Securities and Exchange Commission on or about February 28, 1996.

This Post-Effective Amendment to the Registrant's Registration Statement also has been executed by Master Investment Trust (another registered investment company with separate series in which certain of the Registrant's series invest substantially all of their assets) and by such company's trustees and principal officers.

                                EXPLANATORY NOTE


             This Post-Effective Amendment No. 32 to the Registration Statement (the "Amendment") of Overland Express Funds, Inc. (the "Company") is being filed to add to the Company's Registration Statement the audited financial statements dated December 31, 1995 and certain related financial information pertaining to the Strategic Growth Fund (the "Fund"), and to make certain other non-material changes. The Fund converted to master/feeder structure on February 20, 1996 and invests substantially all of its assets in the Capital Appreciation Master Portfolio of Master Investment Trust, a management investment company organized as a Delaware business trust (SEC File No. 811-6415). This Amendment does not affect the Registration Statement for the Company's Asset Allocation Fund, California Tax-Free Bond Fund, California Tax-Free Money Market Fund, Money Market Fund, Municipal Income Fund, National Tax-Free Institutional Money Market Fund, Overland Sweep Fund, Short-Term Government-Corporate Income Fund, Short-Term Municipal Income Fund, U.S. Government Income Fund, U.S. Treasury Money Market Fund and Variable Rate Government Fund.

                             Cross Reference Sheet

                             STRATEGIC GROWTH FUND

Form N-1A Item Number

Part A   Prospectus Captions
------   -------------------
 1       Cover Page
 2       Prospectus Summary; Summary of Expenses
 3       Financial Highlights
 4       Management of the Fund and the Master Portfolio;
 5       Investment Objectives and Policies; Additional Permitted Investment
         Activities; Management of the Fund and the Master Portfolio;
         Distribution Plans; Servicing Plan; Custodian and Transfer and
         Dividend Disbursing Agent
 6       Organization and Capital Stock
 7       Determination of Net Asset Value; Purchase of Shares; Exchange
         Privileges; Dividends and Distributions; Taxes
 8       Redemption of Shares
 9       Not Applicable

Part B   Statement of Additional Information Captions
------   --------------------------------------------

10       Cover Page
11       Table of Contents
12       Introduction
13       Investment Restrictions; Portfolio Transactions
14       Management
15       Management
16       Management; Distribution Plans; Servicing Plan; Custodian and
         Transfer and Dividend Disbursing Agent; Independent Auditors
17       Portfolio Transactions
18       Capital Stock; Other
19       Determination of Net Asset Value
20       Federal Income Tax
21       Distribution Plans
22       Calculation of Yield and Total Return
23       Financial Information

Part C   Other Information
------   -----------------

24-32 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document.

                                      LOGO
Telephone: (800) 552-9612


     Overland Express Funds, Inc. (the "Company") is a professionally managed, open-end, series investment company. This Prospectus contains information about one of the funds in the Overland Express Funds -- the STRATEGIC GROWTH FUND (the "Fund").



     THE INVESTMENT OBJECTIVE OF THE STRATEGIC GROWTH FUND IS TO PROVIDE INVESTORS WITH AN ABOVE-AVERAGE LEVEL OF CAPITAL APPRECIATION. IT SEEKS TO ACHIEVE THIS OBJECTIVE BY INVESTING ALL OF ITS ASSETS IN THE CAPITAL APPRECIATION MASTER PORTFOLIO (AT TIMES, THE "MASTER PORTFOLIO") OF MASTER INVESTMENT TRUST (THE "TRUST"), AN OPEN-END MANAGEMENT INVESTMENT COMPANY, RATHER THAN IN A PORTFOLIO OF SECURITIES. THE MASTER PORTFOLIO HAS THE SAME INVESTMENT OBJECTIVE AS THE FUND. THEREFORE, THE FUND'S INVESTMENT EXPERIENCE CORRESPONDS DIRECTLY WITH THE MASTER PORTFOLIO'S INVESTMENT EXPERIENCE. SHARES OF THE MASTER PORTFOLIO MAY BE PURCHASED ONLY BY OTHER INVESTMENT COMPANIES OR SIMILAR ACCREDITED INVESTORS.



     The Master Portfolio seeks to achieve its investment objective through the active management of a broadly diversified portfolio of equity securities of companies expected to experience strong growth in revenues, earnings and assets. This Prospectus describes two classes of shares of the Fund -- Class A Shares and Class D Shares.



     This Prospectus sets forth concisely the information you should know before investing in the Fund and should be read and retained for future reference. A Statement of Additional Information dated February 20, 1996, containing additional and more detailed information about the Fund (the "SAI"), has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference into this Prospectus. The SAI is available without charge and can be obtained by writing the Company at P.O. Box 63084, San Francisco, CA 94163 or by calling the Company at the telephone number printed above.

                            ------------------------

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR
 GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK") OR ANY OF ITS
  AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL
   DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
     GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND INVOLVES    CERTAIN
            INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

WELLS FARGO BANK IS THE INVESTMENT ADVISER AND PROVIDES CERTAIN OTHER SERVICES
  TO THE FUND AND THE MASTER PORTFOLIO, FOR WHICH IT IS COMPENSATED.
     STEPHENS INC. ("STEPHENS"), WHICH IS NOT AFFILIATED WITH   WELLS
            FARGO BANK, IS THE SPONSOR AND DISTRIBUTOR FOR THE FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER
     REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES
      PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
                REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                       PROSPECTUS DATED FEBRUARY 20, 1996

                               TABLE OF CONTENTS

                                                                                             PAGE
                                                                                             ----
Prospectus Summary.........................................................................   ii
Summary of Expenses........................................................................    v
Financial Highlights.......................................................................  vii
Investment Objective and Policies..........................................................    1
Additional Permitted Investment Activities.................................................    3
Management of the Fund and the Master Portfolio............................................    6
Determination of Net Asset Value...........................................................   12
Purchase of Shares.........................................................................   13
Exchange Privileges........................................................................   19
Redemption of Shares.......................................................................   21
Distribution Plans.........................................................................   24
Servicing Plan.............................................................................   24
Dividends and Distributions................................................................   24
Taxes......................................................................................   25
Custodian and Transfer and Dividend Disbursing Agent.......................................   26
Organization and Capital Stock.............................................................   26

                               PROSPECTUS SUMMARY

     The Company, as an open-end investment company, provides a convenient way for you to invest in portfolios of securities selected and supervised by professional management. The following provides information about the Fund and the Master Portfolio.

Q. WHAT ARE THE INVESTMENT OBJECTIVES AND PERMISSIBLE INVESTMENTS OF THE FUND AND THE MASTER PORTFOLIO?


A. The investment objective of the Strategic Growth Fund is to provide investors with an above-average level of capital appreciation. The Fund seeks to achieve this investment objective by investing all of its assets in the Capital Appreciation Master Portfolio of the Trust, which is a professionally managed, open-end series investment company. The Master Portfolio has the same investment objective as the Fund. The Master Portfolio seeks to achieve its investment objective through the active management of a broadly diversified portfolio of equity securities of companies expected to experience strong growth in revenues, earnings and assets. The Fund and Master Portfolio are designed to provide above-average capital growth for investors willing to assume above-average risk. As with all mutual funds, there can be no assurance that the Fund or Master Portfolio will achieve its investment objective.


      The Master Portfolio invests primarily in common stocks that are expected by Wells Fargo Bank to have above-average prospects for appreciation. In pursuing its investment objective, the Master Portfolio may invest in the common stocks of companies with small, or medium-sized capitalizations and in securities acquired through initial public offerings. The Master Portfolio also may temporarily invest in preferred stock or investment-grade debt securities. In addition, the Master Portfolio may purchase or sell options on securities and on indices of securities, may purchase warrants, and may purchase privately issued securities that may be resold only in accordance with Rule 144A under the Securities Act of 1933. See "Investment Objective and Policies" and "Additional Permitted Investment Activities."

Q.     WHO MANAGES MY INVESTMENTS?

A. Wells Fargo Bank, as the investment adviser of the Master Portfolio, manages the investments of the Master Portfolio. The Company has not retained the services of a separate investment adviser for the Fund because the Fund invests all of its assets in the Master Portfolio. Wells Fargo also provides the Fund and the Master Portfolio with transfer agency, dividend disbursing agency and custodial services. Wells Fargo Bank is entitled to receive a monthly advisory fee at the annual rate of 0.50% of the average daily net assets of the Master Portfolio. See "Management of the Fund and the Master Portfolio -- Master/Feeder Structure."

Q.     WHO IS THE SPONSOR, ADMINISTRATOR AND DISTRIBUTOR?

A. Stephens serves as the sponsor, administrator and distributor for the Company and the Trust. See "Management of the Fund and the Master Portfolio."

Q.     HOW MAY I PURCHASE SHARES?

A. Shares of the Fund may be purchased on any day the New York Stock Exchange (the "Exchange") is open for trading. There is a maximum sales load of 4.50% (4.71% of the net amount invested) for purchasing Class A Shares of the Fund. Class D Shares are subject to a maximum contingent deferred sales charge of 1.00% of the lesser of net asset value at purchase or net asset value at redemption. In most cases, the minimum initial purchase amount for the Fund is $1,000. The minimum initial purchase amount is $100 for shares purchased through the Systematic Purchase Plan and $250 for shares purchased through qualified retirement plans. The minimum subsequent purchase amount is $100 or more. You may purchase shares of the Fund through Stephens, Wells Fargo Bank, as transfer agent (the "Transfer Agent"), or any authorized broker/dealer or financial institution. Purchases of shares of the Fund may be made by wire directly to the Transfer Agent. The Strategic Growth Fund may pay the Distributor a monthly fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A Shares and a monthly fee at an annual rate of up to 0.75% of the Fund's average daily net assets attributable to Class D Shares to compensate the distributor for distribution-related services provided by it or to reimburse it for other distribution-related expenses. See "Purchase of Shares" and "Distribution Plans." The Fund also may pay servicing agents a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class D Shares to compensate them for certain services. See "Servicing Plan."

Q.     HOW WILL I RECEIVE DIVIDENDS?


A. Dividends on shares of the Fund are declared and paid annually and are automatically reinvested in additional shares of the same class of the Fund. You may elect to receive dividends by check. Any capital gains will be distributed annually and may be reinvested in Fund shares of the same class or paid by check at your election. All reinvestments of dividends and/or capital gain distributions in shares of the Fund are effected at the then current net asset value free of any sales load. In addition, you may elect to reinvest Fund dividends and/or capital gain distributions in shares of the same class of another fund in the Overland Express Funds with which you have an established account that has met the applicable minimum initial investment requirement. The Fund's net investment income available for distribution to holders of the Fund's Class D Shares is reduced by the amount of servicing fees payable to servicing agents under the Servicing Plan (as defined below). See "Dividends and Distributions."


Q.     HOW MAY I REDEEM SHARES?

A. On any day the Exchange is open, shares may be redeemed upon request to Stephens or the Transfer Agent directly or through any authorized broker/dealer or financial institution. Shares may be redeemed by a request in good form in writing or through telephone direction. Proceeds are payable by check. Accounts of less than the applicable minimum initial purchase amount may be redeemed at the option of the Company. Except for any contingent deferred sales charge which may be applicable upon redemption of Class D Shares, the Company does not charge for redeeming its shares. However, the Company reserves the right to impose charges for wiring redemption proceeds. See "Redemption of Shares."

Q.     WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH AN INVESTMENT IN THE
      FUND?

A. An investment in the Fund is not insured against loss of principal. The Master Portfolio's investments are subject to market risk. Market risk is the possibility that stock prices will decline over short or even extended periods. The U.S. stock market experiences periods when stock prices rise and periods when stock prices decline. In addition, investments in the Fund and Master Portfolio are not bank deposits or obligations of Wells Fargo Bank and are not insured by the Federal Deposit Insurance Corporation ("FDIC"). Therefore, you should be prepared to accept some risk with the money invested in the Fund. Given the relatively novel nature of the master/feeder structure, accounting and operational difficulties, although unlikely, could arise. The Fund was reorganized, and the Master Portfolio was formed, in 1996 and, therefore, the Fund and Master Portfolio have a limited operational history as a master/feeder structure. As with all mutual funds, there can be no assurance that the Fund or the Master Portfolio will achieve its investment objective.

          Because the Master Portfolio engages in active portfolio management, the Master Portfolio may experience relatively high turnover and transaction (i.e., brokerage commission) costs. Portfolio turnover also can generate short-term capital gains tax consequences. You should consult your individual tax advisor with respect to your particular tax situation.

          The Master Portfolio may invest a significant portion of its assets in the securities of smaller and newer issuers. Investments in such companies may present opportunities for capital appreciation because of high potential earnings growth. However, such investments may present greater risks than investments in larger-size companies with more established operating histories, diverse product lines and financial capacity. Securities of small and new companies generally trade less frequently or in limited volume, or only in the over-the-counter market or on a regional securities exchange. As a result, the prices of such securities may be more volatile than those of larger, more established companies and, as a group, these securities may suffer more severe price declines during periods of generally declining equity prices. See "Investment Objective and Policies" and "Additional Permitted Investment Activities."

Q.     WHAT ARE DERIVATIVES AND DO THE FUND AND MASTER PORTFOLIO USE THEM?

A. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. The Master Portfolio uses derivatives only to a limited extent in ways that are incidental to its overall strategy of investing directly in common stocks. For example, the Master Portfolio may, from time to time, hold options, warrants or debt instruments that are convertible into (and whose value is, therefore, "derived from") common stocks.

Q.     WHAT STEPS ARE TAKEN TO CONTROL DERIVATIVES-RELATED RISKS?

A. Wells Fargo Bank, as investment adviser to the Master Portfolio, uses a variety of internal risk management procedures to ensure that derivatives use is consistent with the Fund's and the Master Portfolio's investment objective, does not expose the Fund or the Master Portfolio to undue risks and is closely monitored. These procedures include providing periodic reports to the Boards of Directors and Trustees concerning the use of derivatives. Derivatives use also is subject to broadly applicable investment policies. For example, neither the Fund nor the Master Portfolio may invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may certain derivatives be used without establishing adequate "cover" in compliance with SEC rules limiting the use of leverage.

                              SUMMARY OF EXPENSES

                        SHAREHOLDER TRANSACTION EXPENSES

                                                                                 STRATEGIC GROWTH
                                                                                -------------------
                                                                                CLASS A     CLASS D
                                                                                SHARES      SHARES
                                                                                -------     -------
Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price).........................................   4.50%       0.00%
Maximum Deferred Sales Load* (as a percentage of the lesser of net asset value at purchase or net asset value at redemption)
  Redemption during year 1....................................................   0.00%       1.00%
  Redemption after year 1.....................................................   0.00%       0.00%

                        ANNUAL FUND OPERATING EXPENSES**
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                                                CLASS A     CLASS D
                                                                                SHARES      SHARES
                                                                                -------     -------
Management Fees...............................................................   0.50%       0.50%
12b-1 Fees....................................................................   0.25%       0.75%
Total Other Expenses:
  Servicing Fees..............................................................   0.00%       0.25%
  Other Expenses (after any waivers or reimbursements)........................   0.53%       0.52%
                                                                                -------     -------
Total Fund Operating Expenses (after any waivers or reimbursements)***........   1.28%       2.02%



                                    EXAMPLES



                                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                 ------   -------   -------   --------
You would pay the following expenses on a $1,000 investment in
  Class A Shares of the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period
  indicated....................................................   $ 57     $  84     $ 112     $  193
You would pay the following expenses on a $1,000 investment in
  Class D Shares of the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period
  indicated....................................................   $ 31     $  63     $ 109     $  235
You would pay the following expenses on the same investment in
  Class D Shares of the Fund, assuming no redemption...........   $ 21     $  63     $ 109     $  235


------------

  * See "Contingent Deferred Sales Charge."

 ** Other mutual funds may invest in the Master Portfolio. Such other funds' expenses and, accordingly, investment returns may differ from those of the corresponding Fund.


*** As further described in the Prospectus under the caption "Management of the Fund and the Master Portfolio", Stephens and Wells Fargo Bank each has agreed to waive or reimburse all or a portion of its respective fees in circumstances where Fund expenses that are subject to limitations imposed under state securities laws and regulations exceed such limitations. In addition, Stephens and Wells Fargo Bank each may elect, in its sole discretion, to otherwise waive its respective fees or reimburse expenses. Any such waivers or reimbursements with respect to the Fund would reduce the total expenses of the Fund. The percentages shown above with respect to Class A Shares and Class D Shares under "Other Expenses" and "Total Fund Operating Expenses" are based on amounts incurred during the most recent fiscal year by the Fund as a "stand-alone" fund, prior to its conversion to the master/feeder structure. The percentages shown under "Other Expenses" and "Total Fund Operating Expenses" reflect voluntary fee waivers and expense reimbursements that are expected to continue to reduce the Fund's expenses in the current fiscal year. Absent waivers and reimbursements, "Other Expenses" and "Total Fund Operating Expenses," with respect to the Class A Shares would have been 0.63% and 1.38%, respectively. Absent waivers and reimbursements, these percentages, with respect to Class D Shares, would have been 0.59% and 2.09%, respectively. Long-term shareholders of the Fund could pay more in distribution related charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD"). There can be no assurance that voluntary fee waivers and reimbursements will continue.

                            ------------------------


     The purpose of the foregoing tables is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The expenses and fees set forth include the Fund's proportionate share of the expenses of the Master Portfolio. The figures are based on the 1995 actual expenses of the Class A and Class D shares of the Strategic Growth Fund, the predecessor operating investment company series to the Master Portfolio (referred to at times as the "Predecessor Fund"). There are no other sales loads, redemption fees or exchange fees charged by the Fund. However, the Company reserves the right to impose charges for wiring redemption proceeds. The Examples should not be considered a representation of past or future expenses; actual expenses may be greater or lesser than those shown. With regard to the combined fees and expenses of the Fund and the Master Portfolio following conversion to the master/feeder structure, the Board of Directors of the Company has considered whether various costs and benefits of investing all of a Fund's assets in the Master Portfolio rather than directly in portfolio securities would be more or less than if the Fund invested in portfolio securities directly. The Board of Directors has determined that the aggregate fees assessed by the Fund and the Master Portfolio should be less than or approximately equal to those expenses that would be incurred had the Fund invested directly in the portfolio securities held by the Master Portfolio. See Prospectus sections under "Management of the Fund and the Master Portfolio", "Distribution Plans" and "Purchase of Shares" for more complete descriptions of the various costs and expenses applicable to the Fund. In addition, if the Fund were to no longer invest in the Master Portfolio, these expenses may change.

                              FINANCIAL HIGHLIGHTS


     The following information has been derived from the Financial Highlights in the Fund's 1995 financial statements. The audited financial statements for the year ended December 31, 1995 are attached to the SAI and have been audited by KPMG Peat Marwick LLP, independent auditors, whose report dated February 14, 1996 also is attached to the SAI. Because the Fund did not convert to master/feeder structure until February 20, 1996, the financial highlights for the periods presented refer only to the prior operating history of the Fund on a stand-alone basis. This information should be read in conjunction with the Fund's 1995 annual financial statements and the notes thereto. The SAI has been incorporated by reference into this Prospectus.


                             STRATEGIC GROWTH FUND

                    FOR A CLASS A SHARE OUTSTANDING AS SHOWN


                                                                YEAR ENDED       YEAR ENDED      PERIOD ENDED
                                                               DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                                   1995             1994           1993(1)
                                                               ------------     ------------     ------------
Net Asset Value, Beginning of Period.........................    $  13.29         $  13.20         $  10.00
Income from Investment Operations:
  Net Investment Loss........................................       (0.04)           (0.11)           (0.03)
  Net Realized and Unrealized Gains on Investments...........        5.66             0.67             3.68
                                                                 --------         --------         --------
Total from Investment Operations.............................        5.62             0.56             3.65
Less Distributions:
  Dividends from Net Investment Income.......................        0.00             0.00            (0.03)
  Distributions from Net Realized Capital Gains..............       (2.09)           (0.33)           (0.41)
  Tax Return of Capital......................................        0.00            (0.14)           (0.01)
                                                                 --------         --------         --------
Total Distributions..........................................       (2.09)           (0.47)           (0.45)
Net Asset Value, End of Period...............................    $  16.82         $  13.29         $  13.20
                                                                 ========         ========         ========
Total Return (not annualized)(2).............................       42.51%            4.23%           36.56%
Ratios/Supplemental Data:
  Net Assets, End of Period (000)............................    $ 59,016         $ 26,744         $ 25,413
  Number of Shares Outstanding, End of Period (000)..........       3,508            2,013            1,926
Ratios to Average Net Assets (annualized):
  Ratio of Expenses to Average Net Assets(3).................        1.28%            1.20%            0.66%
  Ratio of Net Investment Loss to Average Net Assets(4)......      (0.76)%          (0.81)%          (0.01)%
Portfolio Turnover...........................................         171%             149%             182%
------------
(1) The Strategic Growth Fund commenced operations on January
    20, 1993.
(2) Total returns do not include any sales charges or
    contingent deferred sales charges.
(3) Ratio of Expenses to Average Net Assets Prior to Waived
    Fees and Reimbursed Expenses (not including expenses
    incurred by the Master Portfolio)........................        1.38%            1.55%            1.64%
(4) Ratio of Net Investment Income (Loss) to Average Net
    Assets Prior to Waived Fees and Reimbursed Expenses (not
    including expenses incurred by the Master Portfolio).....      (0.86)%          (1.16)%          (0.99)%

                             STRATEGIC GROWTH FUND

                    FOR A CLASS D SHARE OUTSTANDING AS SHOWN


                                                              YEAR ENDED       YEAR ENDED      PERIOD ENDED
                                                             DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                                 1995             1994           1993(1)
                                                             ------------     ------------     ------------
Net Asset Value, Beginning of Period.......................    $  16.54         $  16.55         $  15.00
Income from Investment Operations:
  Net Investment Loss......................................       (0.16)           (0.24)           (0.43)
  Net Realized and Unrealized Capital Gains on
    Investments............................................        6.99             0.81             2.51
                                                               --------         --------         --------
Total from Investment Operations...........................        6.83             0.57             2.08
Less Distributions:
  Dividends from Net Investment Income.....................        0.00             0.00             0.00
  Distributions from Net Realized Capital Gains............       (2.58)           (0.40)           (0.53)
  Tax Return of Capital....................................        0.00            (0.18)            0.00
                                                               --------         --------         --------
Total Distributions........................................       (2.58)           (0.58)           (0.53)
Net Asset Value, End of Period.............................    $  20.79         $  16.54         $  16.55
                                                               ========         ========         ========
Total Return (not annualized)(2)...........................       41.54%            3.46%           13.84%
Ratios/Supplemental Data:
  Net Assets, End of Period (000)..........................    $ 26,326         $ 15,335         $ 11,932
  Number of Shares Outstanding, End of Period (000)........       1,266              927              721
Ratios to Average Net Assets (annualized):
  Ratio of Expenses to Average Net Assets(3)...............        2.02%            1.95%            0.61%
  Ratio of Net Investment Loss to Average Net Assets(4)....      (1.49)%          (1.56)%          (1.00)%
Portfolio Turnover.........................................         171%             149%             182%
------------
(1) This class commenced operations on July 1, 1993.
(2) Total returns do not include any sales charges or contingent deferred sales charges.
(3) Ratio of Expenses to Average Net Assets Prior to Waived
    Fees and Reimbursed Expenses (not including expenses
    incurred by the Master Portfolio)......................        2.09%            2.23%            2.14%
(4) Ratio of Net Investment Income (Loss) to Average Net
    Assets Prior to Waived Fees and Reimbursed Expenses
    (not including expenses incurred by the Master
    Portfolio).............................................      (1.56)%          (1.84)%          (2.53)%

                       INVESTMENT OBJECTIVE AND POLICIES

     Set forth below is a description of the investment objective and related policies of the Fund and the Master Portfolio. As with all mutual funds, there can be no assurance that the Fund or Master Portfolio will achieve its investment objective.


     Investment Objective -- The Strategic Growth Fund seeks to achieve its investment objective by investing all of its assets in the Capital Appreciation Master Portfolio, which has the same investment objective as the Fund. The investment objective of the Capital Appreciation Master Portfolio is to provide investors with an above-average level of capital appreciation. It seeks to achieve this objective through the active management of a broadly-diversified portfolio of equity securities of companies expected to experience strong growth in revenues, earnings and assets. The Master Portfolio is designed to provide above-average capital growth for investors willing to assume above-average risk.



     The Fund may withdraw its investment in the Master Portfolio only if the Board of Directors of the Company determines that such action is in the best interests of the Fund and its shareholders. Upon such withdrawal, the Company's Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Master Portfolio. The investment objective and policies of the Master Portfolio are described in this section. For a description of the management and expenses of the Master Portfolio, see the Prospectus section "Management of the Fund and the Master Portfolio."


EQUITY SECURITIES

     The Master Portfolio invests primarily in common stocks that Wells Fargo Bank, as the Master Portfolio's investment adviser, believes have better-than-average prospects for appreciation. These stocks may have some of the following characteristics:

     - Low or no dividends

     - Smaller market capitalizations

     - Less market liquidity

     - Relatively short operating histories

     - Aggressive capitalization structures (including high debt levels)

     - Involvement in rapidly growing/changing industries and/or new technologies

     Under normal market conditions, the Master Portfolio will hold at least 20 common stock issues spread across multiple industry groups, with the majority of these holdings consisting of established growth companies, turnaround or acquisition candidates, or attractive larger capitalization companies.

     Additionally, it is expected that the Master Portfolio will from time to time acquire securities through initial public offerings, and will acquire and hold common stocks of smaller and newer issuers. It is expected that no more than 40% of the Master Portfolio's assets will be invested in these highly aggressive issues at one time. There may be some additional risks associated with investments in smaller and/or newer companies because their shares tend to be less liquid than securities of larger companies. Further, shares of small and new companies are generally more sensitive to purchase and sale transactions and changes in the issuer's financial condition and, therefore, the prices of such stocks may be more volatile than those of larger company stocks.

     From time to time Wells Fargo Bank may determine that conditions in the securities markets make pursuing the Master Portfolio's basic investment strategy inconsistent with the best interests of the Master Portfolio's investors. At such times, Wells Fargo Bank may use temporary alternative strategies, primarily designed to reduce fluctuations in the value of the Master Portfolio's assets. In implementing these temporary "defensive" strategies, the Master Portfolio may invest in preferred stock or investment-grade debt securities that are convertible into common stock and in money market securities. It is expected that these temporary "defensive" investments will not exceed 30% of the Master Portfolio's total assets.

     The Master Portfolio pursues an active trading investment strategy, and the length of time the Master Portfolio has held a particular security is not generally a consideration in investment decisions. Accordingly, the Master Portfolio's portfolio turnover rate may be higher than that of other funds that do not pursue an active trading investment strategy. Portfolio turnover generally involves some expense to the Master Portfolio, including brokerage commissions or dealer mark-ups and other transactions costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gains tax consequences.

     Though the Master Portfolio will hold a number of larger capitalization stocks, under normal market conditions, and subject to the additional risks described above, more than 50% of the Master Portfolio's total assets will be invested in companies with smaller to medium capitalizations. The Master Portfolio will invest primarily in companies with a market capitalization of $50 million or greater, but may invest in companies with a market capitalization under $50 million if the investment adviser to the Master Portfolio believes such investments to be in the best interests of the Master Portfolio. It is currently expected that the majority of the Master Portfolio's investments will be in companies with market capitalizations, at the time of acquisition, of up to $750 million.

     Under ordinary market conditions, at least 65% of the value of the total assets of the Master Portfolio will be invested in common stocks and in securities which are convertible into common stocks that Wells Fargo Bank, as investment adviser, believes have better-than-average prospects for appreciation. The Master Portfolio also may invest in convertible debt securities. At most, 5% of the Master Portfolio's net assets will be invested in convertible debt securities that are not either rated in the four highest rating categories by one or more nationally recognized statistical rating organizations ("NRSROs"), such as Moody's Investor Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"), or unrated securities determined by Wells Fargo Bank to be of comparable quality. Securities rated in the fourth lowest rating category (i.e., rated "BBB" by S&P or "Baa" by Moody's) are regarded by S&P as having an adequate capacity to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make such repayments. Moody's considers such securities as having speculative characteristics.

                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

PRIVATELY ISSUED SECURITIES (RULE 144A)


     The Master Portfolio may invest in privately issued securities which may be resold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities which are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Wells Fargo Bank, using guidelines approved by the Board of Directors of the Company, will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by the Master Portfolio on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer). Privately issued securities that are determined by the Master Portfolio's investment adviser to be "illiquid" will be subject to the Master Portfolio's policy of not investing more than 15% of its net assets in illiquid securities.


CORPORATE REORGANIZATIONS

     The Master Portfolio may invest in securities for which a tender or exchange offer has been made or announced, and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of Wells Fargo Bank, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short term nature of such transactions. The principal risk associated with such investments is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consummated, the Master Portfolio may sustain a loss.

OPTIONS

     The Master Portfolio may purchase or sell options on individual securities and options on indices of securities as a means of achieving additional return or of hedging the value of the Master Portfolio's portfolio. If the Master Portfolio has sold an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously sold. There can be no assurance that a closing purchase transaction can be effected when the Master Portfolio so desires.

     The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option. Options purchased and sold other than on an exchange in private transactions also impose on the Master Portfolio the credit risk that the counterparty will fail to honor its obligations. All investments by the Master Portfolio in off-exchange options will be treated as "illiquid" and will therefore be subject to the Master Portfolio's policy of not investing more than 15% of its net assets in illiquid securities. The Master Portfolio will establish a segregated account with its Custodian in which it will maintain liquid assets in an amount at least equal in value to the Master Portfolio's commitments under off-exchange options.

WARRANTS

     The Master Portfolio may invest no more than 5% of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities) and not more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Master Portfolio may only purchase warrants on securities in which the Master Portfolio may invest directly.

REPURCHASE AGREEMENTS

     The Master Portfolio may enter into repurchase agreements wherein the seller of a security to the Master Portfolio agrees to repurchase that security from the Master Portfolio at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Master Portfolio may enter into repurchase agreements only with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises) ("U.S. Government obligations") and other securities that could otherwise be purchased by the Master Portfolio. All repurchase agreements will be fully collateralized based on values that are marked to market daily. If the seller defaults and the value of the underlying securities has declined, the Master Portfolio may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Master Portfolio's disposition of the security may be delayed or limited. The Master Portfolio will only enter into repurchase agreements with registered broker/dealers and commercial banks that meet guidelines established by the Board of Directors and are not affiliated with the investment adviser. The Master Portfolio may also participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

INVESTMENT IN FOREIGN SECURITIES


     The Master Portfolio may invest up to 25% of its assets in securities of foreign governmental issuers that are denominated in and pay interest in U.S. dollars and may also invest in securities of private issuers that are denominated in and pay interest in U.S. dollars. These securities may take the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe. Investments in foreign securities involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, interest may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

MONEY MARKET INSTRUMENTS

     The Master Portfolio may invest in the following types of money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; and (iii) commercial paper rated at the date of purchase "P-1" by Moody's or "A-1" or "A-1+" by S&P. The Master Portfolio also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 75 largest foreign banks in the world as determined on the basis of assets; and (iii) have branches or agencies in the United States.

OTHER INVESTMENT COMPANIES

     The Master Portfolio may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the Investment Company Act of 1940 (the "1940 Act"), and provided that (i) any such purchases will be limited to temporary investments in shares of unaffiliated investment companies and (ii) the investment adviser will waive its advisory fees for that portion of the Master Portfolio's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. Subject to the limitations of the 1940 Act, the Master Portfolio may purchase shares of exchange-listed closed-end funds consistent with pursuing its investment objective. The Master Portfolio does not intend to invest more than 5% of its net assets in such securities during the coming year. Notwithstanding any other investment policy or limitation (whether or not fundamental), as a matter of fundamental policy, the Fund may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund. A decision to so invest all of its assets may, depending on the circumstances applicable at the time, require the approval of shareholders.

                            ------------------------


     The investment objective of the Master Portfolio and the Fund, as set forth in the second paragraph under the heading "Investment Objectives and Policies" is fundamental; that is, the investment objective may not be changed without approval by the vote of the holders of a majority of the outstanding voting securities of the Master Portfolio or the Fund, as applicable, and, as described under "Capital Stock" in the SAI. If the Trust's Board of Trustees determines, however, that the Master Portfolio's investment objective can best be achieved by a substantive change in a non-fundamental investment policy or strategy, the Trust may make such change without shareholder approval, and the Company will disclose any such material changes in the then current prospectus.


     In addition, as matters of fundamental policy, the Master Portfolio may:
(i) not purchase securities of any issuer (except U.S. Government obligations) if as a result, with respect to 75% of the Master Portfolio's assets, more than 5% of the value of the Master Portfolio's total assets would be invested in the securities of such issuer or the Master Portfolio would own more than 10% of the outstanding voting securities of such issuer; (ii) borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets); (iii) make loans of portfolio securities in accordance with its investment policies; and
(iv) not invest 25% or more of its assets (i.e., concentrate) in any particular industry, except that the Master Portfolio may invest 25% or more of its assets in U.S. Government obligations. With respect to fundamental investment policy
(iii) above, the Master Portfolio does not intend to make loans of its portfolio securities during the coming year.

     As a matter of non-fundamental policy, the Master Portfolio may invest up to 15% of the current value of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days. Disposing of illiquid or restricted securities may involve additional costs and require additional time.

                MANAGEMENT OF THE FUND AND THE MASTER PORTFOLIO

     The Company has retained the services of Stephens as administrator and distributor for the Fund but has not retained the services of an investment adviser for the Fund since the Company seeks to achieve the investment objective of the Fund by investing all of the Fund's assets in the Master Portfolio of the Trust. The Company's Board of Directors supervises the actions of the Fund's administrator and distributor, as set forth below, and decides upon matters of general policy. As noted above, the Fund may withdraw its investment in the Master Portfolio only if the Board of Directors of the Company determines that it is in the best interests of the Fund and its shareholders to do so. Upon any such withdrawal, the Board of Directors of the Company would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the hiring of an investment adviser to manage the Fund's assets in accordance with the investment policies described above with respect to the Master Portfolio.

     The Master Portfolio has retained the services of Wells Fargo Bank as investment adviser and Stephens as administrator and distributor. The Board of Trustees of the Trust is responsible for the general management of the Master Portfolio and supervising the actions of Wells Fargo Bank and Stephens in these capacities. Additional information regarding the Officers and Directors of the Company and the Officers and Trustees of the Trust is included in the Fund's SAI under "Management."

MASTER/FEEDER STRUCTURE


     The Fund, a series of the Company which is an open-end management investment company, invests all of its assets in the Master Portfolio of the Trust which has the same investment objective as the Fund. See "Investment Objective and Policies" for a description of the Fund's and Master Portfolio's objectives and policies and "Management of the Fund and the Master Portfolio" for a description of the Fund's and Master Portfolio's management. The Trust is organized as a trust under the laws of the State of Delaware. See "Organization and Capital Stock." In addition to selling its interests to the Fund, the Master Portfolio may sell its interests to other mutual funds or accredited investors. The expenses and, correspondingly, the returns of other investment options in the Master Portfolio may differ from those of the Fund. Additional information regarding the Fund's and the Master Portfolio's expenses is included under the heading "Summary of Expenses."



     The Board of Directors believes that, if other mutual funds or accredited investors invest their assets in the Master Portfolio, certain economic efficiencies may be realized with respect to the Master Portfolio. For example, fixed expenses that otherwise would have been borne solely by the Fund would be spread among a larger asset base provided by more than one fund investing in the Master Portfolio. The Fund and other entities investing in the Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Trust itself is unable to meet its obligations. Accordingly, the Company's Board of Directors believes that the Fund and its shareholders will not be adversely affected by investing Fund assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Company's Board believes should be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.



     The investment objective and other fundamental policies of the Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. See "Investment Objectives and Policies." Whenever the Fund, as an interestholder of the Master Portfolio is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders.

     Certain policies of the Master Portfolio which are non-fundamental may be changed by vote of a majority of the Trust's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or nonfundamental policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. The Fund will provide shareholders with 30 days' written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible. Information regarding additional options, if any, for investment in the Master Portfolio is available from Stephens and may be obtained by calling (800) 643-9691.


INVESTMENT ADVISER

     Pursuant to an Investment Advisory Contract, the Master Portfolio is advised by Wells Fargo Bank, 420 Montgomery Street, San Francisco, California 94105, a wholly owned subsidiary of Wells Fargo & Company. Wells Fargo Bank, one of the largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of December 31, 1995, various divisions of Wells Fargo Bank managed more than $33 billion of assets of individuals, trusts, estates and institutions. Wells Fargo Bank is the investment adviser to the other separately managed series of the Company (other than those structured as "feeder funds"), and acts as adviser or sub-adviser to six other registered open-end management investment companies, each of which consists of several separately managed investment portfolios.

     Under the Investment Advisory Contract with the Master Portfolio, Wells Fargo Bank has agreed to furnish to the Master Portfolio investment guidance and policy direction in connection with the daily portfolio management of the Master Portfolio. Pursuant to the Investment Advisory Contract, Wells Fargo Bank also furnishes to the Board of Directors periodic reports on the investment strategy and performance of the Master Portfolio.

     Purchase and sale orders of the securities held by the Master Portfolio may be combined with those of other accounts that Wells Fargo Bank manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When Wells Fargo Bank determines that a particular security should be bought or sold for the Master Portfolio and other accounts managed by Wells Fargo Bank, Wells Fargo Bank undertakes to allocate those transactions among the participants equitably. From time to time, the Master Portfolio, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank has a lending relationship.

     For its services under the Investment Advisory Contract, Wells Fargo Bank is entitled to a monthly advisory fee at the annual rate of 0.50% of the average daily net assets of the Master Portfolio. From time to time Wells Fargo Bank may waive such fees in whole or in part. Any waiver would reduce expenses of the Master Portfolio and, accordingly, have a favorable impact on the yield or return of the Master Portfolio and, in turn, the Fund. Prior to the Fund's conversion to master/feeder structure, Wells Fargo Bank was entitled to receive 0.50% of the average daily net assets of the Fund as compensation for its services as investment adviser. For the year ended December 31, 1995, Wells Fargo Bank was paid 0.50% of the average daily net assets of the Fund as compensation for its services as investment adviser.


     Mr. Jon Hickman is primarily responsible for the day-to-day management of the Capital Appreciation Master Portfolio and has performed such duties since the inception of the Strategic Growth Fund, the Predecessor Fund to the Capital Appreciation Master Portfolio. In addition, he also manages equity and balanced portfolios for individuals and employee benefit plans. He has approximately ten years of experience in the investment management field and is a member of Wells Fargo's Equity Strategy Committee. Mr. Hickman has a B.A. and an M.B.A. in finance from Brigham Young University and has been with Wells Fargo Bank since the merger with Crocker National Bank in 1986.

     Mr. Robert Bissell is also primarily responsible for the day-to-day management of the Capital Appreciation Master Portfolio and has performed such duties since the inception of the Strategic Growth Fund. Mr. Bissell joined Wells Fargo Bank at the time of the merger with Crocker Bank and has been with the combined organization for over 20 years. Prior to joining Wells Fargo Bank, he was a vice president and investment counselor with M.H. Edie Investment Counseling, where he managed institutional and high-net-worth portfolios. Mr. Bissell holds a finance degree from the University of Virginia. He is a chartered financial analyst and a member of the Los Angeles Society of Financial Analysts.

     Mr. Steve Enos assists Mr. Jon Hickman and Mr. Robert Bissell with the management of the Capital Appreciation Master Portfolio. Mr. Enos is a member of the Wells Fargo Growth Equity Team. He began his career with First Interstate Bank, where he was assistant vice president and portfolio manager. Prior to joining Wells Fargo Bank, he was a principal at Dolan Capital Management where he managed both personal and pension portfolios. Mr. Enos received his undergraduate degree in economics from the University of California at Davis. Mr. Enos is a Chartered Financial Analyst and a member of the Association for Investment Management and Research.

     Ms. Sandra Thornton also assists Jon Hickman and Robert Bissell with the management of the Capital Appreciation Master Portfolio. Ms. Thornton manages equity portfolios and is a member of the Wells Fargo Growth Equity Team. Prior to joining Wells Fargo in 1993, she worked in the research department of RCM Capital Management. She obtained her license as a Certified Public Accountant from the State of California while performing tax/financial planning services at Price Waterhouse. She holds a B.A. from Albertus Magnus College and is a Chartered Financial Analyst.

SPONSOR, ADMINISTRATOR AND DISTRIBUTOR

     Stephens, 111 Center Street, Little Rock, Arkansas 72201, has entered into agreements with the Company and the Trust under which Stephens acts as administrator for the Fund and the Master Portfolio. For these administrative services, Stephens is entitled to receive from the Fund a monthly fee at the annual rate of 0.15% of its average daily net assets; decreasing to 0.10% of the average daily net assets of the Fund in excess of $200 million. From time to time, Stephens may waive fees from the Fund in whole or in part. Any such waiver will reduce expenses of the Fund and, accordingly, have a favorable impact on the yield or return of the Fund. Under the agreement with the Trust, Stephens is not entitled to receive a fee for providing administrative services to the Master

Portfolio so long as Stephens is entitled to be compensated for providing administrative services to another mutual fund that invests all of its assets in the Master Portfolio.

     Under the respective Administration Agreements with the Fund and the Master Portfolio, Stephens has agreed to provide as administrative services, among other things, (i) general supervision of the operation of the Fund and the Master Portfolio, including coordination of the services performed by the various service providers, including the investment adviser (for the Master Portfolio), transfer agent, custodian, independent auditors and legal counsel;
(ii) in connection with regulatory compliance, compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and the preparation of proxy statements and shareholder reports for the Fund and the Master Portfolio; and (iii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors and the Trust's Board of Trustees. Stephens also furnishes office space and certain facilities required for conducting the business of the Fund and the Master Portfolio and pays the compensation of the directors, officers and employees of the Company and the Trust who are affiliated with Stephens.

     Stephens, as the principal underwriter of the Fund within the meaning of the 1940 Act, has also entered into a Distribution Agreement with the Company pursuant to which Stephens has the responsibility for distributing Class A Shares and Class D Shares of the Fund. The Distribution Agreement provides that Stephens shall act as agent for the Fund for the sale of its Class A Shares and Class D Shares and may enter into selling agreements with broker/dealers or financial institutions to market and make available Class A Shares and Class D Shares to their respective customers.

     Under the Distribution Agreement, Stephens is entitled to receive from the Fund a monthly fee at an annual rate of up to 0.25% of the average daily net assets of the Class A Shares of the Fund and a monthly fee at an annual rate of up to 0.75% of the average daily net assets of the Class D Shares of the Fund. The actual fee payable to Stephens is determined, within such limits, from time to time by mutual agreement between the Company and Stephens, and may not exceed the maximum amount payable under the Rules of Fair Practice of the NASD. Stephens may enter into selling agreements with one or more selling agents under which such agents may receive from Stephens compensation for sales support services. Such compensation may include, but is not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to them. Services provided by selling agents in exchange for commissions and other payments to selling agents are the principal sales support services provided to the Fund. Stephens may retain any portion of the total distribution fee payable under the Distribution Agreement to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses. Since the Distribution Agreement provides for fees that are used by Stephens to pay for distribution services, a plan of distribution for each class of shares (individually a "Plan," collectively the "Plans") and the Distribution Agreement are approved and reviewed in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expense of distributing its shares. See Prospectus section captioned "Distribution Plans" for a more complete description of the Plans.

     Stephens serves as placement agent for the Master Portfolio for which it is not compensated. Stephens is a full service broker/dealer and investment advisory firm. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Additionally, they have been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit sharing plans, individual investors, foundations, insurance companies and university endowments.

SERVICING AGENTS

     The Fund may enter into servicing agreements with one or more servicing agents on behalf of Class D Shares of the Fund. Under such agreements, servicing agents provide shareholder liaison services, which may include responding to customer inquiries and providing information on shareholder investments, and provide such other related services as the Fund or a Class D shareholder may reasonably request. For these services, a servicing agent receives a fee which will not exceed, on an annualized basis for the Fund's then current fiscal year, 0.25% of the average daily net assets of the Class D Shares of the Fund represented by Class D Shares owned by investors with whom the servicing agent maintains a servicing relationship, or an amount which equals the maximum amount payable to the servicing agent under applicable laws, regulations or rules, whichever is less.


FUND EXPENSES



     The Master Portfolio's Investment Advisory Contract and the Administration Agreements with the Master Portfolio and the Fund provide that, if in any fiscal year, the total aggregate expenses of the Master Portfolio and the Fund incurred by, or allocated to, the Master Portfolio and the Fund (excluding taxes, interest, brokerage commissions and other portfolio transaction expenses, expenditures that are capitalized in accordance with generally accepted accounting principles, extraordinary expenses and amounts accrued or paid under a Plan) exceed the most restrictive expense limitation applicable to a Fund imposed by the securities laws or regulations of the states in which the Fund's shares are registered for sale, Wells Fargo Bank and Stephens shall waive their fees proportionately under the Investment Advisory Contract and the Administration Agreements, respectively, for the fiscal year to the extent of the excess, or reimburse the excess, but only to the extent of their respective fees. The Investment Advisory Contract and the Administration Agreements further provide that the total expenses shall be reviewed monthly so that, to the extent the annualized expenses for such month exceed the most restrictive applicable annual expense limitation, the monthly fees under the Investment Advisory Contract and the Administration Agreements shall be reduced as necessary. Currently, the most stringent applicable state expense ratio limitation is 2.50% of the first $30 million of the Fund's average net assets for its current fiscal year, 2% of the next $70 million of such assets, and 1.50% of such assets in excess of $100 million.


     Except for the expenses borne by Wells Fargo Bank and Stephens, the Company and the Trust bear all costs of their respective operations, including the compensation of the Company's directors and the Trust's trustees who are not officers or employees of Wells Fargo Bank or Stephens or any of their affiliates; advisory (in the case of the Master Portfolio), shareholder servicing (in the case of the Fund), and administration fees; payments pursuant to any Plans (in the case of the Fund); interest charges; taxes; fees and expenses of independent auditors; legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming Fund shares or interests in the Master Portfolio; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' or investors' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of the custodian, including those of keeping books and accounts and calculating the net asset value of the Fund and the Master Portfolio; expenses of shareholders' or investors' meetings; expenses relating to the issuance, registration and qualification of shares of the Fund; pricing services; organizational expenses; and any extraordinary expenses. Expenses attributable to the Fund and/or the Master Portfolio are charged against the respective assets of the Fund and/or the Master Portfolio. A pro rata portion of the expenses of the Company or Trust are charged against the assets of the Fund or Master Portfolio as applicable.

                        DETERMINATION OF NET ASSET VALUE

     Net asset value per share for the Fund is determined by Wells Fargo Bank on each day that the Exchange is open for trading as of the close of regular trading on the Exchange (referred to hereafter as the "close of the Exchange"), which is currently 4:00 p.m. New York time. The net asset value of a share of a class of a Fund is the value of total net assets attributable to each class divided by the number of outstanding shares of that class. The value of net assets per class is determined daily by adjusting the net assets per class at the beginning of the day by the value of each class's shareholder activity, net investment income and net realized and unrealized gains or losses for that day. Net investment income is calculated each day for each class by attributing to each class a pro rata share of daily income and common expenses, and by assigning class-specific expenses to each class as appropriate. The net asset value of each class is expected to fluctuate daily and is based on the net asset value of the Capital Appreciation Master Portfolio in which the Fund invests.

     The value of the assets of the Master Portfolio (other than debt obligations maturing in 60 days or less) is determined as of the close of the Exchange, which is currently 4:00 p.m. New York time. Except for debt obligations with remaining maturities of 60 days or less, which are valued at amortized cost, assets are valued at current market prices or, if such prices are not readily available, at fair value as determined in good faith by the Board of Trustees. Prices used for such valuations may be provided by independent pricing services.

PERFORMANCE DATA

     From time to time, the Company may advertise various total return information with respect to a class of shares of the Fund. Total return information is based on the historical earnings and performance of such class of shares of the Fund and should not be considered representative of future performance.

     The total return of a class of shares of the Fund is calculated by subtracting (i) the public offering price of the class of shares (which includes the maximum sales charge for the class of shares) of one share at the beginning of the period, from (ii) the net asset value of all shares of a class of shares an investor would own at the end of the period for the share held at the beginning of the period (assuming reinvestment of all dividends and capital gain distributions), and dividing by (iii) the public offering price per share of a class of shares at the beginning of the period. The resulting percentage indicates the positive or negative rate of return that an investor would have earned from reinvested dividends and capital gain distributions and changes in share price during the period for the class of shares. The Fund may also, at times, calculate total return of a class of shares based on net asset value per share of a class of shares (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor in the class of shares, or by assuming that a sales charge other than the maximum sales charge (reflecting the Volume Discounts set forth below) is assessed, provided that total return data derived pursuant to the calculation described above are also presented.

     Because of differences in the fees and/or expenses borne by Class D Shares of the Fund, the total return on such shares can be expected, at any given time, to differ from the total return on Class A Shares. Performance information will be computed separately for Class A Shares and Class D Shares. Additional information about the performance of the Fund is contained in the Annual Report for the Fund. The Annual Report may be obtained free of charge by calling the Company at 800-552-9612.

                               PURCHASE OF SHARES

     Shares of the Fund may be purchased on any day the Exchange is open for trading through Stephens, the Transfer Agent, or any authorized broker/dealers or financial institutions with which Stephens has entered into agreements. Such broker/dealers or financial institutions are responsible for the prompt transmission of purchase, exchange or redemption orders, and may independently establish and charge additional fees to their clients for such services, other than services related to purchase orders, which would reduce the clients' overall yield or return. The Exchange is closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each, a "Holiday"). When any Holiday falls on a Saturday, the Exchange usually is closed the preceding Friday, and when any Holiday falls on a Sunday, the Exchange is closed the following Monday.

     In most cases, the minimum initial purchase amount for the Fund is $1,000. The minimum initial purchase amount is $100 for purchases through the Systematic Purchase Plan and $250 for purchases through a retirement plan qualified under the Internal Revenue Code of 1986, as amended (the "Code"). The minimum subsequent purchase amount is $100. The minimum initial or subsequent purchase amount requirements may be waived or lowered for investments effected on a group basis by certain entities and their employees, such as pursuant to a payroll deduction or other accumulation plan. The Company reserves the right to reject any purchase order. All funds, net of sales loads, will be invested in full and fractional shares. Checks will be accepted for the purchase of the Fund's shares, subject to collection at full face value in U.S. dollars. Inquiries may be directed to the Company at the telephone number on the front cover of the Prospectus.

     Shares of the Fund are offered continuously at the applicable offering price (including any sales load) next determined after a purchase order is received. Payment for shares purchased through a broker/dealer will not be due from the broker/dealer until the settlement date, three business days after the order is placed. It is the broker/dealer's responsibility to forward payment for shares being purchased to the Fund promptly. Payment for orders placed directly through the Transfer Agent must accompany the order.

                            ------------------------

     When payment for shares of the Fund through the Transfer Agent is by a check that is drawn on any member bank of the Federal Reserve System, federal funds normally become available to the Fund on the business day after the day the check is deposited. Checks drawn on a non-member bank or a foreign bank may take substantially longer to be converted into federal funds and, accordingly, may delay execution of an order.

     When shares of the Fund are purchased through a broker/dealer or financial institution, Stephens reallows that portion of the sales load designated below as the Dealer Allowance. Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Fund may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. If all sales charges are paid or reallowed to a broker/dealer or financial institution, it may be deemed an "underwriter" under the Securities Act of 1933. When shares are purchased directly through the Transfer Agent and no broker/dealer or financial institution is involved with the purchase, the entire sales load is paid to Stephens.

     Sales loads relating to orders for the purchase of Class A Shares in the Fund are as follows:

                                                                                              DEALER
                                                              SALES LOAD     SALES LOAD      ALLOWANCE
                       CLASS A SHARES                          AS % OF       AS % OF NET      AS % OF
------------------------------------------------------------   OFFERING        AMOUNT        OFFERING
                     AMOUNT OF PURCHASE                         PRICE         INVESTED         PRICE
------------------------------------------------------------  ----------     -----------     ---------
Less than $100,000..........................................      4.50%          4.71%          4.05%
$100,000 up to $199,999.....................................      4.00           4.17           3.60
$200,000 up to $399,999.....................................      3.50           3.63           3.15
$400,000 up to $599,999.....................................      2.50           2.56           2.25
$600,000 up to $799,999.....................................      2.00           2.04           1.80
$800,000 up to $999,999.....................................      1.00           1.01           0.90
$1,000,000 up to $2,499,999.................................      0.60           0.60           0.50
$2,500,000 up to $4,999,999.................................      0.40           0.40           0.40
$5,000,000 up to $8,999,999.................................      0.25           0.25           0.25
$9,000,000 and over.........................................      0.00           0.00           0.00

     Class D Shares are not subject to a front-end sales load. However, Class D Shares which are redeemed within one year from the receipt of a purchase order will be subject to a contingent deferred sales charge equal to 1% of the dollar amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of such shares at the time of redemption.

     A selling agent or servicing agent and any other person entitled to receive compensation for selling or servicing shares may receive different compensation for selling or servicing Class A Shares as compared with Class D Shares.

REDUCED SALES CHARGE -- CLASS A SHARES

     The above Volume Discounts are available to you based on the combined dollar amount being invested in Class A Shares of the Fund or of Class A Shares of one or more of the other portfolios of the Company which assess a sales load (the "Load Funds"). Because Class D Shares are not subject to a front-end sales charge, the amount of Class D Shares you hold is not considered in determining any volume discount.

     The Right of Accumulation allows you to combine the amount being invested in Class A Shares of the Fund with the total net asset value of Class A Shares in any of the Load Funds already owned in accordance with the above sales load schedule to reduce the sales load. For example, if you own Class A Shares of the Load Funds with an aggregate net asset value of $90,000 and invest an additional $20,000 in the Class A Shares of the Fund, the sales load on the entire additional amount would be 4.00% of the offering price. To obtain such discount, you must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales load, and confirmation of the order is subject to such verification. The Right of Accumulation may be modified or discontinued at any time with respect to all Class A Shares purchased thereafter.

     A Letter of Intent allows you to purchase Class A Shares of the Fund over a 13-month period at reduced sales loads based on the total amount intended to be purchased plus the total net asset value of Class A Shares in any of the Load Funds already owned. Each investment made during the period receives the reduced sales load applicable to the total amount of the intended investment. If such amount is not invested within the period, you must pay the difference between the sales loads applicable to the purchases made and the charges previously paid.

     You may Reinvest proceeds from a redemption of Class A Shares of the Fund in the Class A Shares of the Fund or in Class A Shares of another of the Company's investment portfolios that offers Class A Shares at net asset value, without a sales load, within 120 days after such redemption. However, if the other investment portfolio charges a sales load that is higher than the sales load you have paid in connection with the Class A Shares you have redeemed, you pay the difference. In addition, the Class A Shares of the other investment portfolio to be acquired must be registered for sale in your state of residence. The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and a written order for the purchase of the Class A Shares must be received by the Fund or the Transfer Agent within 120 days after the effective date of the redemption.

     If you realized a gain on your redemption, the reinvestment will not alter the amount of any federal capital gains tax payable on the gain. If you realized a loss on your redemption, the reinvestment may cause some or all of such loss on the redemption to be disallowed as a tax deduction, depending on the number of Class A Shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the Class A Shares acquired upon the reinvestment.

     Reductions in front-end sales loads apply to purchases by a single "person," including an individual, members of a family unit, consisting of a husband, wife, and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

     Reductions in front-end sales loads also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar amount of Class A Shares purchased by all members of the qualified group. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring shares of the Fund at a reduced sales load, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is: (i) any individual or other company who directly or indirectly owns, controls or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls or has the power to vote five percent or more of its outstanding voting securities;
(iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner.

     Purchases may be made at net asset value, without a front-end sales charge, to the extent that you are investing proceeds from a redemption of shares of another open-end investment company for which you paid a front-end sales load and such redemption occurred within thirty (30) days prior to the date of the purchase order. You must notify the Fund and/or the transfer agent at the time you place such purchase order of your eligibility for the waiver of front-end sales charges and provide satisfactory evidence thereof (e.g., a confirmation of the redemption and the load paid). Such purchases may not be made at net asset value to the extent the proceeds are from a redemption of shares of another open-end investment company that is affiliated with the Company on which you paid a contingent deferred sales charge upon redemption.

     Class A Shares of the Fund may be purchased at net asset value, without a sales load, by Directors, officers and employees (and their spouses and children under the age of 21) of the Company, Stephens, its affiliates and other broker/dealers that have entered into agreements with Stephens to sell such shares. Class A Shares of the Fund also may be purchased at a purchase price equal to the net asset value of such shares, without a sales load, by present and retired Directors, officers and employees (and their spouses and children under the age of 21) of Wells Fargo Bank and its affiliates if Wells Fargo Bank and/or the respective affiliates agree. Such shares also may be purchased at such price by employee benefit and thrift plans for such persons and by any investment advisory, trust or other fiduciary account (other than an individual retirement account) that is maintained, managed or advised by Wells Fargo Bank or Stephens or their affiliates. In addition, Class A Shares may be purchased at net asset value by pension, profit sharing or other employee benefit plans established under Section 401 of the Code.


     Class A Shares of the Fund may be purchased at net asset value (without payment of a sales load) by the following types of investors when the trades are placed through an omnibus account maintained with the Fund by a broker/dealer: trust companies; investment advisers and financial planners who charge a management, consulting or other fee for their services and who place trades on their own behalf or on behalf of their clients; and clients of such investment advisers or financial planners who place trades on their own behalf if the clients' accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker/dealer.

     By investing in the Fund, a shareholder appoints the Transfer Agent, as agent, to establish an open account to which all shares purchased will be credited, together with any dividends and capital gain distributions that are paid in additional shares. See "Dividends and Distributions." Although most shareholders elect not to receive stock certificates, certificates for full shares of the Fund can be obtained on request. It is more complicated to redeem shares held in certificated form, and the expedited redemption described below is not available with respect to certificated shares.

CONTINGENT DEFERRED SALES CHARGE -- CLASS D SHARES

     Class D Shares which are redeemed within one year of the receipt of a purchase order for such shares will be subject to a contingent deferred sales charge equal to 1.00% of an amount equal to the lesser of the net asset value at the time of purchase for the Class D Shares being redeemed or the net asset value of such shares at the time of redemption. Accordingly, a contingent deferred sales charge will not be imposed on amounts representing increases in net asset value above the net asset value at the time of purchase. In addition a charge will not be assessed on Class D Shares purchased through reinvestment of dividends or capital gains distributions. In determining whether a contingent deferred sales charge is applicable to a redemption, Class D Shares are considered redeemed on a first-in, first-out basis so that Class D Shares held for a longer period of time are considered redeemed prior to more recently acquired shares.

     The contingent deferred sales charge is waived on redemptions of Class D Shares (i) following the death or disability (as defined in the Code) of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached age 70 1/2, (iii) effected pursuant to the Company's right to liquidate a shareholder's account if the aggregate net asset value of the shareholder's account is less than the minimum account size, or
(iv) in connection with the combination of the Company with any other registered investment company by a merger, acquisition of assets, or by any other reorganization transaction.

     Investors who are entitled to purchase Class A Shares of the Fund at net asset value without a sales load should not purchase Class D Shares. Other investors, including those who are entitled to purchase Class A Shares of the Fund at a reduced sales load, should compare the fees assessed on Class A Shares against those assessed on Class D Shares (including potential contingent deferred sales charges and higher Rule 12b-1 Fees) in light of the amount to be invested and the anticipated time that the shares will be owned.

     Shares of the Fund may be purchased by any of the methods described below.

INITIAL PURCHASE OF FUND SHARES BY WIRE

     1. Telephone toll free (800) 572-7797. Give the name of the Fund, the class of shares to be purchased, the name(s) in which the shares are to be registered, the address, social security or tax identification number (where applicable) of the person or entity in whose name(s) the shares are to be registered, dividend payment election, amount to be wired, name of the wiring bank and name and telephone number of the person to be contacted in connection with the order. An account number will be assigned.

     2. Instruct the wiring bank, which may charge a separate fee, to transmit the specified amount in federal funds ($1,000 or more) to:

          Wells Fargo Bank, N.A.
          San Francisco, California
          Bank Routing Number: 121000248
          Wire Purchase Account Number: 4068-000462
          Attention: Overland Express Strategic Growth Fund (designate Class A or D)
          Account Name(s): (name(s) in which to be registered)
          Account Number: (as assigned by telephone)

     3. A completed Account Application should be mailed, or sent by telefacsimile with the original subsequently mailed, to the following address immediately after the funds are wired and must be received and accepted by the Transfer Agent before an account can be opened:

          Wells Fargo Bank, N.A.
          Overland Express Shareholder Services
          P.O. Box 63084

          San Francisco, California 94105

          Telefacsimile: 1-415-781-4082

     4. Share purchases are effected at the public offering price, or, in the case of Class D Shares, at the net asset value, next determined after the Account Application is received and accepted.

INITIAL PURCHASE OF FUND SHARES BY MAIL

     1. Complete an Account Application. Indicate the services to be used.

     2. Mail the Account Application and a check for $1,000 or more, payable to "Overland Express Strategic Growth Fund (designate Class A or D)" to its mailing address set forth above.

ADDITIONAL PURCHASES

     Additional purchases of $100 or more may be made by instructing the Fund's Transfer Agent to debit an approved account designated in your Account Application, by wire by instructing the wiring bank to transmit the specified amount as directed above for initial purchases, or by mail with a check payable to "Overland Express Strategic Growth Fund (designate Class A or D)" to the above address. Write the Fund account number on the check and include the detachable stub from a Statement of Account or a letter providing the account number.

SYSTEMATIC PURCHASE PLAN

     The Company's Systematic Purchase Plan provides you with a convenient way to establish and automatically add to your existing accounts on a monthly basis. If you elect to participate in this plan you must specify an amount ($100 or more) to be withdrawn automatically by the Transfer Agent on a monthly basis from a designated bank account (provided your bank is a participant in the automated clearing house system). The Transfer Agent withdraws and uses this amount to purchase shares of the Fund on or about the fifth business day of each month. There are no additional fees charged for participating in this plan.

     You may change the investment amount, suspend purchases or terminate the election at any time by providing written notice to the Transfer Agent at least five business days prior to any scheduled transaction. An election will be terminated automatically if the designated bank account balance is insufficient to make a scheduled withdrawal, or if either the designated bank account or your account is closed.

PURCHASES THROUGH AUTHORIZED BROKER/DEALERS AND FINANCIAL INSTITUTIONS

     Purchase orders for shares of the Fund placed through authorized broker/dealers and financial institutions by the close of the Exchange on any day that the Fund's shares are offered for sale, including orders for which payment is to be made from free cash credit balances in securities accounts held by a dealer, will be effective on the same day the order is placed if received by the Transfer Agent before the close of business. Purchase orders that are received by a dealer or financial institution after the close of the Exchange or by the Transfer Agent after the close of business generally will be effective on the next day that shares are offered. The broker/dealer or financial institution is responsible for the prompt transmission of purchase orders to the Transfer Agent. Payment for Fund shares is not due until settlement date. Broker/dealers and financial institutions may benefit from temporary use of payments to the Fund during the settlement period. A broker/dealer or financial institution that is involved in a purchase transaction may charge separate account, service or transaction fees. Financial institutions may be required to register as dealers pursuant to applicable state securities laws, which may differ from federal law and any interpretations expressed herein.

                              EXCHANGE PRIVILEGES

     You may exchange Class A Shares of the Fund for shares of the same class of the Company's other investment portfolios or for shares of the California Tax-Free Money Market Fund, the Money Market Fund, the National Tax-Free Institutional Money Market Fund or the U.S. Treasury Money Market Fund in an identically registered account at respective net asset values, provided that, if the other investment portfolio charges a sales load on the purchase of the class of shares being exchanged that is higher than the sales load that you have paid in connection with the shares you are exchanging, you pay the difference. Class D Shares of the Fund may be exchanged for Class D Shares of one of the Company's other investment portfolios that offer Class D Shares or for Class A Shares of the Money Market Fund in an identically registered account at respective net asset values. You are not charged a contingent deferred sales charge on exchanges of Class D Shares for shares of the same class of another of the Company's investment portfolios or for Class A Shares of the Money Market Fund. If you exchange Class D Shares for shares of the same class of another investment portfolio, or for Class A Shares of the Money Market Fund, the remaining period of time (if any) that the contingent deferred sales charge is in effect will be computed from the time of the initial purchase of the previously held shares. Accordingly, if you exchange Class D Shares for Class A Shares of the Money Market Fund, and redeem the shares of the Money Market Fund within one year of the receipt of the purchase order for the exchanged Class D Shares, you will have to pay a deferred sales charge equal to the contingent deferred sales charge applicable to the previously exchanged Class D Shares. If you exchange Class D Shares of an investment portfolio for Class A Shares of the Money Market

Fund, you may subsequently re-exchange the acquired Class A Shares only for Class D Shares. If you re-exchange the Class A Shares of the Money Market Fund for Class D Shares, the remaining period of time (if any) that the contingent deferred sales charge is in effect will be computed from the time of your initial purchase of Class D Shares. In addition, shares of the other investment portfolio to be acquired must be registered for sale in your state of residence. You should obtain, read and retain the Prospectus for the portfolio which you desire to exchange into before submitting an exchange order.

     You may exchange shares by writing the Transfer Agent as indicated below under Redemption by Mail, or by calling the Transfer Agent or your authorized broker/dealer or financial institution or servicing agent, unless you have elected not to authorize telephone exchanges in the Account Application (in which case you may subsequently authorize such telephone exchanges by completing a Telephone Exchange Authorization Form and submitting it to the Transfer Agent in advance of the first such exchange). Shares held in certificated form may not be exchanged by telephone. The Transfer Agent's number for exchanges is (800) 572-7797.

     Procedures applicable to redemption of the Fund's shares are also applicable to exchanging shares, except that, with respect to an exchange transaction between accounts registered in identical names, no signature guarantee is required unless the amount being exchanged exceeds $25,000. The Company reserves the right to limit the number of times shares may be exchanged between investment portfolios, or to reject in whole or in part any exchange request into a fund when management believes that such action would be in the best interest of the Fund's other shareholders, such as when management believes that such action would be appropriate to protect such fund against disruptions in portfolio management resulting from frequent transactions by those seeking to time market fluctuations. Any such rejection will be made by management on a prospective basis only, upon notice to the shareholder given not later than 10 days following such shareholder's most recent exchange. The Company reserves the right to modify or discontinue exchange privileges at any time. Under SEC rules, 60 days prior notice of any amendments or termination of exchange privileges will be given to shareholders, except under certain extraordinary circumstances. A capital gain or loss for tax purposes may be realized upon an exchange, depending upon the cost or other basis of shares redeemed.

     Telephone redemption or exchange privileges are made available to you automatically upon opening an account, unless you decline such privileges. These privileges authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. The Company will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. If the Transfer Agent does not follow such procedures, the Company and the Transfer Agent may be liable for any losses attributable to unauthorized or fraudulent instructions. Neither the Company nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

                              REDEMPTION OF SHARES

     Shares may be redeemed at their next determined net asset value after receipt of a request in proper form by the Transfer Agent directly or through any authorized broker/dealer or financial institution.

     Except for any contingent deferred sales charge which may be applicable upon redemption of Class D Shares, as described under "Purchase of Shares," the Company does not charge for redemption transactions. However, a broker/dealer or financial institution that is involved in a redemption transaction may charge separate account, service or transaction fees. On a day the Fund is open for business, redemption orders received by an authorized broker/dealer or financial institution before the close of the Exchange, and received by the Transfer Agent before the close of business on the same day will be executed at the net asset value per share determined at the close of the Exchange on that day. Redemption orders received by authorized broker/dealers or financial institutions after the close of the Exchange, or not received by the Transfer Agent prior to the close of business, will be executed at the net asset value determined at the close of the Exchange on the next business day.

     Redemption proceeds, net of any contingent deferred sales charge applicable with respect to Class D Shares, ordinarily will be remitted within seven days after the order is received in proper form, except proceeds may be remitted over a longer period to the extent permitted by the SEC under extraordinary circumstances. If an expedited redemption is requested, redemption proceeds will be distributed only if the check used for investment is deemed to be cleared for payment by the your bank, currently considered by the Company to be a period of 15 days after investment. The proceeds, of course, may be more or less than cost. Payment of redemption proceeds may be made in securities, subject to regulation by some state securities commissions.

REDEMPTION BY MAIL

     1. Write a letter of instruction. Indicate the dollar amount of or number of shares to be redeemed. Refer to your Fund account number and provide either a social security or a tax identification number (as applicable).

     2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the shares, all must sign.

     3. If shares to be redeemed have a value of $5,000 or more, or redemption proceeds are to be paid to someone other than you at your address of record, the signature(s) must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic stock exchange, a savings association, or a credit union that is authorized by its charter to provide a signature guarantee. Signature guarantees by notaries public are not acceptable. Further documentation will be requested from corporations, administrators, executors, personal representatives, trustees or custodians.

     4. If shares to be redeemed are held in certificated form, enclose the certificates with the letter. Do not sign the certificates and for protection use registered mail.

     5. Mail the letter to the Transfer Agent at the mailing address set forth under "Purchase of Shares."

     Unless other instructions are given in proper form, a check for the proceeds of redemption, net of any contingent deferred sales charge applicable with respect to Class D Shares, will be sent to your address of record.

SYSTEMATIC WITHDRAWAL PLAN

     The Company's Systematic Withdrawal Plan provides a way for you to have shares redeemed from your accounts and the proceeds, net of any contingent deferred sales charge applicable with respect to Class D Shares, distributed to you on a monthly basis. You may elect to participate in this plan if you have a shareholder account valued at $10,000 or more as of the date of your election to participate, and are not a participant in the Company's Systematic Purchase Plan at any time while participating in this plan. To participate in the plan, specify an amount ($100 or more) to be distributed by check to your address of record or deposited in a designated bank account. The Transfer Agent redeems sufficient shares and mails or deposits the proceeds of the redemption, net of any contingent deferred sales charge applicable with respect to Class D Shares, as instructed on or about the fifth business day prior to the end of each month. There are no additional fees charged for participating in this plan.

     You may change the withdrawal amount, suspend withdrawals or terminate the election at any time by providing written notice to the Transfer Agent at least five business days prior to a scheduled transaction. An election will be terminated automatically if your account balance is insufficient to make a scheduled withdrawal or if your account is closed.

EXPEDITED REDEMPTIONS

     If shares are not held in certificated form, you may request an expedited redemption of shares by letter or telephone (unless you have elected not to authorize telephone redemptions on your Account Application or other form that is on file with the Transfer Agent) on any day the Fund is open for business. See "Exchange Privileges" for additional information regarding telephone redemption privileges.

     You may request expedited redemption by telephone by calling the Transfer Agent at (800) 572-7797.

     You may request expedited redemption by mail by mailing your expedited redemption request to the Transfer Agent at the mailing address set forth under "Purchase of Shares -- Initial Purchase of Fund Shares by Wire."

     Upon request, proceeds of expedited redemptions of $5,000 or more, net of any contingent deferred sales charge applicable with respect to Class D Shares, will be wired or credited to the bank indicated in your Account Application or wired to an authorized broker/dealer or financial institution designated in your Account Application. The Company reserves the right to impose charges for wiring redemption proceeds. When proceeds of an expedited redemption are to be paid to someone other than yourself, to an address other than that of record, or to a bank, broker/dealer or other financial institution that has not been predesignated, the expedited redemption request must be made by letter and the signature(s) on the letter must be guaranteed, regardless of the amount of the redemption. If an expedited redemption request is received by the Transfer Agent by the close of business on any day the Fund is open for business, the redemption proceeds will be transmitted to your bank or predesignated broker/dealer or financial institution on the next business day (assuming the investment check has cleared as described above), absent extraordinary circumstances. A check for proceeds of less than $5,000 will be mailed to your address of record, except that, in the case of investments in the Company that have been effected through broker/dealers, banks and other institutions that have entered into special arrangements with the Company, the full amount of the redemption proceeds may be transmitted by wire or credited to a designated account.

REDEMPTIONS THROUGH AUTHORIZED BROKER/DEALERS AND FINANCIAL INSTITUTIONS

     Redemption requests placed through authorized broker/dealers and financial institutions by the close of the Exchange on any day that the Fund's shares are offered for sale will be effective on the same day the request is placed if received by the Transfer Agent before the close of business. Redemption requests that are received by a dealer or financial institution after the close of the Exchange or by the Transfer Agent after the close of business generally will be effective on the next day that shares are offered. The broker/dealer or financial institution is responsible for the prompt transmission of redemption requests to the Transfer Agent. Unless you have made other arrangements, and have informed the Transfer Agent of such arrangements, proceeds of redemptions made through authorized broker/dealers and financial institutions will be credited to your account with such broker/dealer or institution. You may request a check from the broker/dealer or financial institution or may elect to retain the redemption proceeds in your account. The broker/dealer or financial institution may benefit from the use of the redemption proceeds prior to the clearance of a check issued to you for such proceeds or prior to disbursement or reinvestment of such proceeds on your behalf.

                            ------------------------

     The proceeds of redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for federal and state income tax purposes.

     Due to the high cost of maintaining small accounts, the Company reserves the right to redeem accounts that fall below $1,000. Prior to such a redemption, you will be notified in writing and permitted 30 days to make additional investments to raise the account balance to the specified minimum.

                               DISTRIBUTION PLANS

     The Company's Board of Directors has adopted a Plan on behalf of each class of shares of the Fund. Under the Plans and pursuant to the Distribution Agreement, the Fund may pay certain distribution-related expenses. As discussed above, under the Distribution Agreement, Stephens is entitled to receive from the Fund, as compensation for distribution-related services, a monthly fee at the annual rate of up to 0.25% of the average daily net assets of the Class A Shares of the Fund and a monthly fee at the annual rate of up to 0.75% of the average daily net assets of the Class D Shares of the Fund. Since the fee payable to Stephens under the Distribution Agreement is based upon a percentage of the average daily net assets of a class of shares of the Fund and not upon the actual expenditures of Stephens, the expenses of Stephens (which may include overhead expenses) may be more or less than the fees received by it under the Distribution Agreement. All or a portion of these fees may be paid by Stephens to broker-dealers or financial institutions who have entered into selling agent agreements with Stephens, as compensation for sales support services.

                                 SERVICING PLAN

     The Company's Board of Directors has adopted a servicing plan ("Servicing Plan") on behalf of the Class D Shares of the Fund. Pursuant to the Servicing Plan the Fund may enter into servicing agreements with one or more servicing agents (which may include Wells Fargo Bank and its affiliates) who agree to provide administrative support services to their customers who are the record or beneficial owners of Class D Shares. Such servicing agents will be compensated at an annual rate of up to 0.25% of the average daily net asset value of the Class D Shares held of record or beneficially by such customers.

                          DIVIDENDS AND DISTRIBUTIONS

     The Fund intends to declare as a dividend substantially all of its net investment income annually to shareholders of record at 4:00 p.m. (New York time) on the day of declaration. Net capital gains of the Fund, if any, will be distributed annually (or more frequently to the extent permitted to avoid imposition of the 4% excise tax described in the SAI).

     Dividends and/or capital gain distributions will have the effect of reducing the net asset value per share by the amount distributed on the record date. Although a distribution paid to an investor on newly issued shares shortly after purchase would represent, in substance, a return of capital, the distribution would consist of net investment income and, accordingly, would be taxable as ordinary income.

     Dividends and/or capital gain distributions paid by the Fund will be invested in additional shares of the same class of the Fund at net asset value (without any sales load) and credited to your account on the reinvestment date or, at your election, paid by check. Dividend checks and Statements of Account will be mailed approximately three business days after the payment date. In addition, you may elect to reinvest Fund dividends and/or capital gain distributions in shares of another fund in the Overland Express Funds with which you have an established account that has met the applicable minimum initial investment requirement.

     The Fund's net investment income available for distribution to the holders of Class D Shares will be reduced by the amount of shareholder servicing fees payable to shareholder servicing agents under the Servicing Plan and by the incremental distribution fees payable under the Distribution Plan. There may be certain other differences in fees (e.g., transfer agent fees) between Class A Shares and Class D Shares that would affect their relative dividends.

                                     TAXES

     By complying with applicable provisions of the Code, the Fund will not be subject to federal income taxes with respect to net investment income and net realized capital gains distributed to its shareholders. Dividends from the investment income (which includes net short-term capital gains, if any) declared and paid by the Fund will be taxable as ordinary income to the Fund's shareholders. Whether you take dividend payments in cash or have them automatically reinvested in additional shares, they will be taxable. Generally, dividends are taxable to shareholders at the time they are paid. However, dividends declared payable in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that such dividends are actually paid no later than January 31 of the following year. You may be eligible to defer the taxation of dividend and capital gain distributions on shares of a Fund which are held under a qualified tax-sheltered retirement plan. The Fund intends to pay out all its net investment income and net realized capital gains (if any) for each year. Corporate shareholders may be eligible for the dividends-received deduction on the dividends (excluding the net capital gain dividends) paid by the Fund to the extent the Fund's income is derived from certain dividends received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the Fund shares paying the dividends upon which a dividend-received deduction is based for at least 46 days.

     Portions of the Fund's investment income may be subject to foreign taxes withheld at the source; however, the Fund does not expect to be able to pass through any portion of the foreign taxes to its shareholders.

     The Fund will inform you of the amount and nature of such dividends and capital gains. You should keep all statements you receive to assist in your personal record keeping. The Company is required to withhold, subject to certain exemptions, at a rate of 31% on dividends paid and redemption proceeds (including proceeds from exchanges) paid or credited to individual shareholders of the Fund if a correct Taxpayer Identification Number, certified when required, is not on file with the Company or the Transfer Agent. In connection with this withholding requirement, you will be asked to certify on your Account Application that the social security or taxpayer identification number you provide is correct and that you are not subject to 31% backup withholding for previous underreporting to the IRS.

     The Fund seeks to comply with the applicable provisions of the Code by investing all of its assets in the Master Portfolio. The Trust intends to qualify for federal income tax purposes as a partnership. As such, the Fund will be deemed to own directly its proportionate share of the Trust's assets. Therefore, any interest, dividends and gains or losses of a Master Portfolio will be deemed to have been "passed through" to the Fund and other investors in the Master Portfolio, regardless of whether such interest, dividends, gains or losses have been distributed by the Master Portfolio or losses have been realized by the Fund and other investors. Accordingly, if the Master Portfolio were to accrue but not distribute any interest, dividends or gains, the Fund would be deemed to have realized and recognized its proportionate share of interest, dividends, gains or losses without receipt of any corresponding distribution. However, each Master Portfolio will seek to minimize recognition by investors of interest, dividends, gains or losses without a corresponding distribution.

     Foreign shareholders may be subject to different tax treatment, including a withholding tax. See "Federal Income Tax - Foreign Shareholders" in the SAI.

     Further federal tax considerations are discussed in the SAI. You should consult your individual tax advisor with respect to your particular tax situation as well as the state and local tax status of investments in shares of the Fund.

              CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT


     Wells Fargo Bank has been retained to act as the custodian and transfer and dividend disbursing agent for the Fund and the Master Portfolio. Wells Fargo Bank's principal place of business is 420 Montgomery Street, San Francisco, California 94105, and its transfer and dividend disbursing agency activities are managed at 525 Market Street, San Francisco, California 94105.


                         ORGANIZATION AND CAPITAL STOCK


     The Company, an open-end investment company, was incorporated in Maryland on April 27, 1987. The authorized capital stock of the Company consists of 20,000,000,000 shares having a par value of $.001 per share. The Company currently offers thirteen series of shares, each representing an interest in one of the funds in the Overland Express Funds -- the Asset Allocation, California Tax-Free Bond, California Tax-Free Money Market, Money Market, Municipal Income, National Tax-Free Institutional Money Market, Overland Sweep, Short-Term Government-Corporate Income, Short-Term Municipal Income, Strategic Growth, U.S. Government Income, U.S. Treasury Money Market and Variable Rate Government Funds. The Board of Directors may, in the future, authorize the issuance of other series of capital stock representing shares of additional investment portfolios or funds. All shares of the Company have equal voting rights and will be voted in the aggregate, and not by series or class, except where voting by series is required by law or where the matter involved affects only one series. The Company may dispense with the annual meeting of shareholders in any fiscal year in which it is not required by the 1940 Act to elect Directors; however, shareholders are entitled to call a meeting of shareholders for purposes of voting on removal of a director or directors. In addition, whenever the Fund is requested to vote on matters pertaining to the Master Portfolio, the Company will hold a meeting of the Fund's shareholders and will cast its vote as instructed by Fund shareholders. The Directors of the Company will vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions. A more detailed statement of the voting rights of shareholders is contained in the SAI. All shares of the Company, when issued, will be fully paid and nonassessable.

     The Trust was established on August 15, 1991, as a Delaware business trust. The Trust's Declaration of Trust permits the Board of Trustees to issue beneficial interests in the Trust to investors based on their proportionate investments in the Trust. The Trust currently offers five series of beneficial interests -- the Cash Investment Trust, Short-Term Government-Corporate Income, Short-Term Municipal Income, Tax-Free Money Market and Capital Appreciation Master Portfolios. The Trust is no longer offering interests of the 1-3 Year Duration Government Income Master Portfolio.

                   OVERLAND EXPRESS FUNDS, INC.                                     STRATEGIC GROWTH FUND
                                                                                     ACCOUNT APPLICATION
 C/O OVERLAND EXPRESS SHAREHOLDER SERVICES, WELLS FARGO BANK, N.A                        PAGE 1 OF 5
      POST OFFICE BOX 63084, SAN FRANCISCO, CALIFORNIA 94163
                 FOR PERSONAL SERVICE PLEASE CALL
           YOUR INVESTMENT SPECIALIST OR 1-800-572-7797

====================================================================================================================================
 1. ACCOUNT REGISTRATION  / / NEW ACCOUNT / / ADDITIONAL INVESTMENT OR CHANGE
 TO ACCOUNT #
             -------------
====================================================================================================================================



 / / INDIVIDUAL            1.    Individual                                                                -      -
     USE LINE 1                                        ---------------------------------             ------ ------ --------
                                                       First Name   Initial   Last Name              Soc. Security No.

 / / JOINT OWNERS          2.    Joint Owner
     USE LINES 1 & 2                                   ---------------------------------       (Only one Soc. Security No. is
                                                       First Name   Initial   Last Name        required for Joint Owners)

                                 Joint Tenancy with right of survivorship is presumed unless Tenancy in Common is indicated:
                                 / / Tenants in Common

 / / TRANSFER TO           3.    Uniform
     MINORS                      Transfer              --------------------------------------------------------------------
     USE LINE 3                  to Minors                      Custodian's Name (only one)          Minor's State
                                                                                                     of Residence
                                                                                                           -      -
                                                       ---------------------------------             ------ ------ --------
                                                             Minor's Name (only one)                 Minor's Soc. Security No.

 / / TRUST*                4.    Trust Name
                                                       --------------------------------------------------------------------
     USE LINE 4                  Trustee(s)
                                                       --------------------------------------------------------------------
                                                           (If you would like Trustee's name included in registration.)

                                 Trust ID Number
                                                -----------------------------------------------
                                 Please attach title page, the page(s) allowing investment in a mutual fund
                                       ("powers page") and signature page, and complete Section 7,
                                       "Authorization for Trusts and Organizations."

 / / ORGANIZATION*         5.   Organization Name                                                          -
     USE LINE 5                                  ----------------------------------------        ---------- ---------------
                                *Complete "Authorization for Trusts and                             Tax I.D. No.
                                Organizations" (Section 7).
====================================================================================================================================



 ADDRESS:

 Number and Street                                      Apartment No.
                  --------------------------------------             -----------
 City                            State              Zip Code
     ----------------------------     --------------        --------------------
 Telephone Numbers:  (DAY)        -       -       (EVENING)      -      -
                          -------- ------- -------         ------ ------ -------
                          (Area Code)                      (Area Code)
================================================================================


                                  (CONTINUED)

                                             STRATEGIC GROWTH FUND
       [LOGO]                                 ACCOUNT APPLICATION
                                                  PAGE 2 OF 5


======================================================================================
 2.  INVESTMENT INSTRUCTIONS    (Minimum initial investment: $1,000.)
======================================================================================
 INVESTMENT AMOUNT:    $
                        -----------------
 TYPE OF ACCOUNT (CHOOSE ONE ONLY):

                           / /  Class A Shares, or
                           / /  Class D Shares (not available for
                                purchases of $9,000,000 or more)
 Note: If no choice is indicated, Class A Shares will be selected.
 METHOD OF PAYMENT:        / /  Debit bank account designated in Section 3.

                           / /  Check attached (payable to Overland Express
                                Strategic Growth Fund
                               (designate Class A or D)).
                           / /  Funds have been wired to my Overland Express Account #
======================================================================================
 SETTLEMENT ARRANGEMENTS: (Check only one if applicable)

 / / Automatic debit/credit of an account with a bank that has been authorized by the Transfer Agent. (If you check this box, your initial and/or subsequent purchases and redemptions can be settled through the bank account you designate in Section 3.) Please attach a voided check or deposit slip and fill in bank account information in Section 3.

 / /  Bank wire instructions. (If you check this box, redemptions can be settled by wire through the bank account you designate below. Some banks impose fees for wires; check with your bank to determine policy. The
      Company reserves the right to impose a charge for wiring redemption proceeds.) Please attach a voided check or deposit slip and fill in bank account information in Section 3.
======================================================================================
 SYSTEMATIC PURCHASE PLAN:

 / /  I hereby authorize you to systematically withdraw from the bank account designated in Section 3 the following amount to purchase shares of the
      Fund. I understand and agree that the designated account will be debited on or about the fifth business day of each month to effect the Fund purchase and that such monthly investments shall continue until my written notice to cancel has been received by you at least five (5)
      business days prior to the next scheduled Fund purchase.
     Monthly Investment Amount:       $                             (minimum $100)
                                       --------------------
======================================================================================
 SYSTEMATIC WITHDRAWAL PLAN:

 / /  I hereby authorize you to systematically redeem a sufficient number of shares from my Overland Express account and to distribute the amount specified below by check to the registration address set forth in Section
      1 or the bank account designated in Section 3. I understand and agree that the redemption of shares and mailing or depositing of proceeds will occur on or about the fifth business day prior to the end of each month and that such monthly payments shall continue until my written notice to cancel has been received by you at least five (5) business days prior to the next scheduled withdrawal.
     Monthly Withdrawal Amount:       $                             (minimum $100)
                                       --------------------
     / /  Mail check to registration set forth in Section 1.
     / /  Distribute funds to bank account designated in Section 3.
======================================================================================
 3. BANK ACCOUNT INFORMATION
======================================================================================

--------------------------------------------------------------------------------
 Bank Name

--------------------------------------------------------------------------------
 Address                    City                 State          Zip

--------------------------------------------------------------------------------
 Bank Account Number                                        Bank Routing Number
================================================================================
                                  (CONTINUED)

                                                               STRATEGIC GROWTH FUND
                         LOGO                                   ACCOUNT APPLICATION
                                                                    PAGE 3 OF 5

 4. REDUCED SALES CHARGES   (If Applicable.)
--------------------------------------------------------------------------------
 LETTER OF INTENT -- CLASS A SHARES

 I may qualify for a reduced sales charge based on the total amount I intend to invest over a 13-month period (the "Period"), plus the value of any shares I already own, by agreeing to this Letter of Intent (the "Letter"). Stephens Inc. will hold in escrow shares registered in my name equal to 5% of the amount invested. Dividends and distributions on the escrowed shares will be paid to me or credited to my Account. Upon completion of the specified minimum purchase within the Period, all shares held in escrow will be deposited in my Account or delivered to me. I may include the combined asset value of shares of any of the portfolios of the Overland Express Funds which assess a sales charge ("Load Funds"), owned as of the date of the Letter toward the completion of the total purchase. If the total amount invested within the Period does not equal or exceed the specified minimum purchase, I will be requested to pay the difference between the amount of the sales charge paid and the amount of the sales charge applicable to the total purchases made. If, within 20 days following the mailing of a written request, I have not paid this additional sales charge to Stephens Inc., sufficient escrowed shares will be redeemed for payment of the additional sales charge. Shares remaining in escrow after this payment will be deposited in my Account. The intended purchase amount may be increased at any time during the Period by filing a revised Letter for the Period.

 / / I agree to the Letter of Intent set forth above. It is my intention to invest over a 13-month period in the Load Funds an aggregate amount equal to at least:

            / / $100,000  / / $200,000  / / $400,000  / / $600,000
    / / $800,000  / / $1,000,000  / / $2,500,000  / / $5,000,000 / / $9,000,000

 Existing accounts must be identified in advance. If the value of currently owned shares is to be applied towards completion of this Letter of Intent, please list accounts below.

        Account #                          Account #
                 ------------------------            -----------------------

 RIGHT OF ACCUMULATION -- CLASS A SHARES

 / / I qualify for reduced sales charges under the Right of Accumulation. The value of shares presently held in the Overland Express accounts listed below, combined with this investment, totals $100,000 or more.

        Account #                          Account  #
                 ------------------------            -----------------------

--------------------------------------------------------------------------------
 5. TELEPHONE INSTRUCTIONS (Do NOT check this box if you wish to authorize telephone instructions.)
--------------------------------------------------------------------------------

 / / If this box is checked, you are NOT authorized to honor my telephone instructions for purchase of additional Fund shares, redemptions of Fund shares and exchanges of shares between Overland Express Funds. If this box is not checked, I understand that telephone instructions will be effected by debiting/crediting the account designated in Section 3 (if approved) and that if a designated account has not been authorized and approved, a check or wire transfer will be required for a purchase and a check will be sent for a redemption.
--------------------------------------------------------------------------------
 6. DISTRIBUTIONS    (Do NOT check boxes if you want reinvestment.)
--------------------------------------------------------------------------------
 All dividends and capital distributions will be automatically reinvested in shares of the same class of the Fund unless otherwise indicated:

 / / Invest dividends in Account #                  of
                                  ------------------  --------------------------

     Fund of the Overland Express Funds.

 / / Invest capital gain distributions in Account #                  of
                                                   ------------------
                                Fund of the Overland Express Funds.
     --------------------------




 / / Pay dividends by check and/or / / pay capital gains distributions by check

                              AND MAIL CHECKS TO:

   / / The registration address set             / / The bank account designated
       forth in Section 1.                          in Section 3.

                                  (CONTINUED)

                                                               STRATEGIC GROWTH FUND
                     [OVERLAND EXPRESS LOGO]                    ACCOUNT APPLICATION
                                                                    PAGE 4 OF 5

 7. AUTHORIZATION FOR TRUSTS AND ORGANIZATIONS  (If Applicable.)
--------------------------------------------------------------------------------

   CORPORATIONS, TRUSTS, PARTNERSHIPS OR OTHER ORGANIZATIONS MUST COMPLETE THIS SECTION.

   Registered Owner is a:      [ ]   Trust          [ ]   Corporation, Incorporated Association
                               [ ]   Partnership    [ ]   Other:
                                                                --------------------------------------------------------
                                                                (such as Non-Profit Organization, Religious Organization,
                                                                 Sole Proprietorship, Investment Club, Non-incorporated
                                                                                   Association, etc.)

   The following named persons are currently officers/trustees/general partners/other authorized signatories of the Registered Owner; this(these) Authorized Person(s) is(are) currently authorized under the applicable governing document to act with full power to sell, assign or transfer securities of Overland Express Funds, Inc. for the Registered Owner and to execute and deliver any instrument necessary to effectuate the authority hereby conferred:

   Name                                    Title                                   Specimen Signature
   ----------------------------------      ----------------------------------      ----------------------------------
   ----------------------------------      ----------------------------------      ----------------------------------
   ----------------------------------      ----------------------------------      ----------------------------------

   Overland Express Funds, Inc., Stephens Inc. and Wells Fargo Bank, N.A. may, without inquiry, act upon the instruction of ANY PERSON(S) purporting to be
   (an) Authorized Person(s) as named in the Authorization Form last received by you, and shall not be liable for any claims, expenses (including legal fees) or losses resulting from acting upon any instructions reasonably believed to be genuine.

   FOR CORPORATIONS AND INCORPORATED ASSOCIATIONS:

   I,                                            , Secretary of the
      -------------------------------------------
   above-named Registered Owner, do hereby certify that at a meeting on at which a quorum was present throughout, the Board of
   -----------------
   Directors of the corporation/the officers of the association duly adopted a resolution, which is in full force and effect and in accordance with the Registered Owner's charter and by-laws, which resolution: (1) empowered the above-named Authorized Person(s) to effect securities transactions for the Registered Owner on the terms described above; (2) authorized the Secretary to certify, from time to time, the names and titles of the officers of the Registered Owner and to notify you when changes in the office occur; and (3) authorized the Secretary to certify that such a resolution has been duly adopted and will remain in full force and effect until you receive a duly executed amendment to the Authorization Form.

       Witness my hand on behalf of the corporation/association on this
                   day of                ,19
       -----------        ---------------   --

                                                               ------------------------------------------------
                                                                       Secretary (Signature Guarantee or
                                                                          Corporate Seal is Required)

   FOR ALL OTHER ORGANIZATIONS:
                                                               ------------------------------------------------
                                                                 Certifying Trustee, General Partner, or Other

                                  (CONTINUED)

                                                               STRATEGIC GROWTH FUND
                         LOGO                                   ACCOUNT APPLICATION
                                                                    PAGE 5 OF 5
   ---------------------------------------------------------------------------------------------------------------
     8. SIGNATURE, TAX INFORMATION & CERTIFICATION
   ---------------------------------------------------------------------------------------------------------------
      / /   U.S. CITIZEN OR RESIDENT

            I understand that the Federal Government requires Overland Express Funds, Inc. to withhold and pay to the Internal Revenue Service 31% from all interest, dividends, capital gains distributions and proceeds from redemptions UNLESS I have provided a certified taxpayer identification (Social Security or Employer Identification) number and certify in the Withholding Status below that I am NOT subject to backup withholding. The taxpayer identification number I provided in Section 1 will be the number under which any taxable earnings will be reported to the IRS.

            WITHHOLDING STATUS: Unless I indicate that I am subject to backup withholding by checking the box below, I certify that 1) I have NOT been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, OR 2) I have been notified by the IRS that I am no longer subject to backup withholding: / / I am currently subject to backup withholding.

      / /   NON-RESIDENT ALIEN (In order to claim this exemption, ALL owners on the account must be non-resident aliens and sign below.)

            I am not a U.S. citizen or resident (nor is this account held by a foreign corporation, partnership, estate or trust) and my permanent address is:

                                                   Country:
            ---------------------------------------         ------------------

     By signing below, I (we) certify, under penalties of perjury, that I (we) have full authority and legal capacity to purchase shares of the Fund and affirm that I (we) have received a current prospectus and agree to be bound by its terms and further certify that 1) the correct taxpayer identification number has been provided in Section 1 of this Application and that the Withholding Status information, above, is correct OR
     2) all owners are entitled to claim non-resident alien status. Investors should be aware that the failure to check the box under "Telephone Instructions" above means that the telephone exchange and redemption privileges will be provided. A shareholder would bear the risk of loss in the event of the fraudulent use of the pre-authorized redemption or exchange privileges. Please see "Exchange Privileges" and "Redemption of
     Shares" in the Prospectus for more information on these privileges.

     X                                                             SIGNATURE GUARANTEE: NOT REQUIRED WHEN
       ----------------------------------------------------        ESTABLISHING NEW ACCOUNTS. Required only if
       Individual (or Custodian)                      date         establishing privileges in Block 2 on an
                                                                   existing account. Signature Guarantee may be
     X                                                             provided by an "eligible guarantor
       ----------------------------------------------------        institution," which includes a commercial bank,
       Joint Owner (if any)                           date         trust company, member firm of a domestic stock
                                                                   exchange, savings association, or credit union
     X                                                             that is authorized by its charter to provide a
       ----------------------------------------------------        signature guarantee.
       Corporate Officer or Trustee                   date
                                                                                  AFFIX SIGNATURE GUARANTEE STAMP

       ----------------------------------------------------        ----------------------------------------------
       Title of Corporate Officer or Trustee                        Signature Guaranteed By

   ---------------------------------------------------------------------------------------------------------------

    DEALER INFORMATION


---------------------------------------------          --------------------
Dealer Name                                            Branch ID #


---------------------------------------------          --------------------         -------------------
Representative's Last Name                             Rep ID #                     Rep Phone #


X
  -----------------------------------------------------------------------------------------------------
  Authorized signature of Broker/Dealer                Title                        date

SPONSOR, ADMINISTRATOR AND DISTRIBUTOR
  Stephens Inc.
  111 Center Street
  Little Rock, Arkansas 72201
                                              [OVERLAND EXPRESS LOGO]
TRANSFER AND DIVIDEND DISBURSING AGENT
AND CUSTODIAN
  Wells Fargo Bank, N.A.
  P.O. Box 63084

  San Francisco, California 94105


LEGAL COUNSEL
  Morrison & Foerster
  2000 Pennsylvania Avenue, N.W.
  Washington, D.C. 20006

INDEPENDENT AUDITORS
  KPMG Peat Marwick LLP
  Three Embarcadero Center
  San Francisco, California 94111

       NOT FDIC INSURED

FOR MORE INFORMATION ABOUT THE FUND,
SIMPLY CALL (800) 552-9612,
OR WRITE:

OVERLAND EXPRESS FUNDS, INC.
C/O OVERLAND EXPRESS
  SHAREHOLDER SERVICES
WELLS FARGO BANK, N.A.
P.O. BOX 63084

SAN FRANCISCO, CALIFORNIA 94105



                                    [LOGO]

                            ------------------------
                                   PROSPECTUS
                            ------------------------

                             Strategic Growth Fund

                            ------------------------

                               February 20, 1996
[/R]
                            ------------------------

                                NOT FDIC INSURED


83P  2/96

                          OVERLAND EXPRESS FUNDS, INC.

                             STRATEGIC GROWTH FUND

                           Telephone: (800) 552-9612

                      STATEMENT OF ADDITIONAL INFORMATION

                            DATED FEBRUARY 20, 1996

                       ----------------------------------

             Overland Express Funds, Inc. (the "Company") is a professionally managed, open-end series investment company. This Statement of Additional Information ("SAI") contains information about one of the Company's series -- the STRATEGIC GROWTH FUND (the "Fund"). The Fund offers two classes of shares -- Class A Shares and Class D Shares. This SAI relates to both classes of shares. The investment objective of the Fund is described in the Prospectus under the heading "Investment Objective and Policies." The Fund seeks to achieve its investment objective by investing all of its assets in the Capital Appreciation Master Portfolio (at times, the "Master Portfolio") of Master Investment Trust (the "Trust"), which has the same investment objective as the Fund. The Fund may withdraw its investment in the Capital Appreciation Master Portfolio at any time, if the Board of Directors of the Company determines that such action is in the best interests of the Fund and its shareholders. Upon such withdrawal, the Company's Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies and restrictions described in the Prospectus and below with respect to the Trust.

             This SAI is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated February 20, 1996. All terms used in this SAI that are defined in the Prospectus will have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by writing Stephens Inc., the Company's sponsor, administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201, or calling the Transfer Agent at the telephone number indicated above.

                       ----------------------------------

                               TABLE OF CONTENTS


                                                                                          Page
                                                                                          ----
Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
Management  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
Distribution Plans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
Servicing Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
Calculation of Yield and Total Return . . . . . . . . . . . . . . . . . . . . . . . . . .  12
Determination of Net Asset Value....  . . . . . . . . . . . . . . . . . . . . . . . . . .  14
Portfolio Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
Federal Income Tax... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
Capital Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
Other.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
Custodian and Transfer and Dividend Disbursing Agent  . . . . . . . . . . . . . . . . . .  22
Independent Auditors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
Financial Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . F-1

                            INVESTMENT RESTRICTIONS

             The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Investment Objectives and Policies." The Fund and the Master Portfolio are subject to the following investment restrictions, all of which are fundamental policies. These restrictions cannot be changed, as to either the Fund or the Master Portfolio, without approval by the holders of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund or the Master Portfolio, as appropriate. Whenever the Fund is requested to vote on a fundamental policy of the Master Portfolio, the Fund will hold a meeting of Fund shareholders and it will cast its votes as instructed by such shareholders.

             Neither the Fund nor the Master Portfolio may:

             (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities; and provided further, that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (1);

             (2) purchase or sell real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts or interests in oil, gas, or other mineral exploration or development programs;

             (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

             (4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund shall not constitute an underwriting for purposes of this paragraph (4);

             (5) make investments for the purpose of exercising control or management; provided that the Fund may invest all its assets in a diversified, open-end management company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (5);

             (6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets);

             (7) make loans of portfolio securities having a value that exceeds 50% of the current value of its total assets, provided that, this restriction does not apply to the purchase of fixed time deposits, repurchase agreements, commercial paper and other types of debt instruments commonly sold in a public or private offering; nor

             (8) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, with respect to 75% of its total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets, the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (8).

             With respect to fundamental investment policy (7), the Fund and the Master Portfolio do not intend to loan their portfolio securities during the coming year.

             The Fund and the Master Portfolio are subject to the following non-fundamental policies. These restrictions may be changed by a vote of a majority of the Directors of the Company or the Trustees of the Trust, as the case may be, at any time.

             Neither the Fund nor the Master Portfolio may:

             (1) purchase or retain securities of any issuer if the officers or directors of the Fund or its Investment Adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities;

             (2)    purchase or sell real estate limited partnership interests;
nor

             (3) write, purchase or sell puts, calls or options or any combination thereof, except to the extent described in the Prospectus and except that the Master Portfolio may purchase securities with put rights in order to maintain liquidity;

             (4) invest in securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the

U.S. Government if, by reason thereof, the value of its aggregate investment in such securities will exceed 5% of its total assets;

             (5) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer; nor

             (6) invest more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

             (7) In addition, as a matter of non-fundamental policy, the Fund may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies and the Investment Adviser will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. The Fund does not intend to invest more than 5% of its net assets in such securities during the coming year. Notwithstanding any other investment policy or limitation (whether or not fundamental), as a matter of fundamental policy, the Fund may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund. A decision to so invest all of its assets may, depending on the circumstances applicable at the time, require approval of shareholders.

                                   MANAGEMENT

             The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Management of the Fund and the Master Portfolio." The principal occupations during the past five years of the directors and executive officers of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the Act are indicated by an asterisk.

                                                                                     Principal Occupations
Name, Address and Age                         Position                               During Past 5 Years
---------------------                         --------                               ---------------------
Jack S. Euphrat, 73                           Director                               Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 44                           Director,                              Senior Vice President
                                              Chairman and                           of Stephens; Manager
                                              President                              of Financial Services
                                                                                     Group; President of
                                                                                     Stephens
                                                                                     Insurance Services
                                                                                     Inc.; Senior Vice
                                                                                     President of Stephens
                                                                                     Sports Management
                                                                                     Inc.; and President of
                                                                                     Investor Brokerage
                                                                                     Insurance Inc.

Thomas S. Goho, 53                            Director                               T.B. Rose Faculty
321 Beechcliff Court                                                                 Fellow-Business,
Winston-Salem, NC  27104                                                             Wake Forest University
                                                                                     Calloway School, of
                                                                                     Business and
                                                                                     Accountancy: Associate Professor of
                                                                                     Finance of the School of Business
                                                                                     and Accounting at Wake Forest
                                                                                     University since 1983.

*Zoe Ann Hines, 46                            Director                               Senior Vice President
                                                                                     of Stephens and
                                                                                     Director of Brokerage
                                                                                     Accounting; and
                                                                                     Secretary of Stephens
                                                                                     Resource
                                                                                     Management.

*W. Rodney Hughes, 69                         Director                               Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 77                           Director                               Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 51                          Director                               Private Investor; Real Estate
10 Legrae Street                                                                     Developer; Chairman
Charleston, SC 29401                                                                 of Renaissance
                                                                                     Properties Ltd.;
                                                                                     President of Morse
                                                                                     Investment
                                                                                     Corporation; and Co-
                                                                                     Managing Partner of
                                                                                     Main Street Ventures.

Richard H. Blank, Jr., 39                     Chief                                  Associate of
                                              Operating                              Financial Services
                                              Officer,                               Group of Stephens;
                                              Secretary and                          Director of Stephens
                                              Treasurer                              Sports Management
                                                                                     Inc.; and Director of
                                                                                     Capo Inc.



                              COMPENSATION TABLE
                              ------------------
                  For the Fiscal Year Ended December 31, 1995
                  -------------------------------------------

                                                                    Total Compensation
                              Aggregate Compensation                 from Registrant
Name and Position                 from Registrant                    and Fund Complex
-----------------             ----------------------                ------------------
Jack S. Euphrat                     $10,187.50                             $39,750
      Director

*R. Greg Feltus                         0                                      0
      Director

Thomas S. Goho                       10,187.50                              39,750
      Director

*Zoe Ann Hines                          0                                      0
      Director

*W. Rodney Hughes                     9,437.50                              37,000
      Director

Robert M. Joses                       9,937.50                              39,000
      Director

*J. Tucker Morse                      8,312.50                              33,250
      Director

             Directors of the Company are compensated annually by the Company and by all the registrants in the fund complex for their services as indicated in the Compensation Table above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. Each of the Directors and Officers of the Company serves in the identical capacity as Officers and Directors of Stagecoach Funds, Inc. and Stagecoach Inc., and as Trustees and/or Officers of Stagecoach Trust, Master Investment Portfolio, Life & Annuity Trust, Master Investment Trust and Managed Series Investment Trust, each of which are registered open-end management investment companies and each of which is considered to be in the same "fund complex", as such term is defined in Form N-1A under the 1940 Act, as the Company. The Directors are compensated by other Companies and Trusts within the fund complex for their services as Directors/Trustees to such Companies and Trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of the fund complex.

             As of the date of this Statement of Additional Information, the Directors and Principal Officer of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

             Investment Adviser. The Fund has not engaged an investment adviser. The Master Portfolio (which has the same investment objective as the Fund, and in which the Fund invests all its assets) is advised by Wells Fargo Bank. The Advisory Contract provides that Wells Fargo Bank shall furnish to the Master Portfolio investment guidance and policy direction in connection with the daily portfolio management of the Master Portfolio. Pursuant to the Advisory Contract, Wells Fargo Bank furnishes to the Board of Trustees of the Trust periodic reports on the investment strategy and performance of the Master Portfolio.

             Wells Fargo Bank has agreed to provide to the Master Portfolio, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of the Master Portfolio.

             The Advisory Contract will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the Master Portfolio's outstanding voting securities or by the Trust's Board of Trustees and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory Contract or "interested persons" (as defined in the Act) of any such party. The Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

             For the period from inception (January 20, 1993) to February 15, 1996, the Fund operated on a stand-alone basis, did not participate in a master/feeder structure and retained the services of Wells Fargo Bank as investment adviser for the Fund. From January 20, 1993 to December 31, 1993, Wells Fargo Bank waived payment of all advisory fees of $68,217. For the year ended December 31, 1994, the Fund incurred $197,689 in advisory fees payable to Wells Fargo Bank, and $9,550 of such fees were waived. For the year ended December 31, 1995, the Fund incurred $302,821 in advisory fees payable to Wells Fargo Bank. Wells Fargo Bank did not waive any such fees.

             Wells Fargo Bank also serves as Custodian and Transfer and Dividend Disbursing Agent for both the Fund and the Master Portfolio. See "Custodian and Transfer and Dividend Disbursing Agent."

             Morrison & Foerster, counsel to the Company and the Trust and special counsel to Wells Fargo Bank, has advised the Company, the Trust and Wells Fargo Bank that Wells Fargo Bank should be able to perform the services contemplated by the Advisory Contract, the Agency Agreement, the Custodian Agreement and the Prospectus, without violation of the Glass-Steagall Act.
Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in federal or state statutes and regulations and judicial or administrative decisions or interpretations thereof, could prevent Wells Fargo Bank from continuing to perform, in whole or in part, such services. If Wells Fargo Bank were prohibited from performing any of such services, it is expected that new agreements would be proposed with another entity or entities qualified to perform such services.

             Administrator and Distributor. The Company has retained Stephens as administrator and distributor on behalf of the Fund. In addition, the Trust has retained Stephens as administrator on behalf of the Master Portfolio.
Under the respective Administration Agreements with the Company and the Trust, Stephens furnishes the Company and the Trust with office facilities, together with those ordinary clerical and bookkeeping services that are not furnished by Wells Fargo Bank. Stephens also has entered into a Distribution Agreement with the Company pursuant to which Stephens has the responsibility of distributing shares of the Fund.

             For the period from inception to December 31, 1993, the Fund's administrative fees totaled $20,483. For the year ended December 31, 1993, the aggregate dollar amount of underwriting commissions paid to Stephens was $3,604,377, and Stephens retained $3,457,989 of such commissions. For the same period, Wells Fargo Securities Inc. ("WFSI"), a subsidiary of Wells Fargo Bank and an affiliated broker-dealer of the Company, and its registered representatives, received $146,388 of such commissions.

             For the year ended December 31, 1994, the Fund's administrative fees totaled $62,623. For the same period, the aggregate dollar amount of underwriting commissions paid to Stephens was $1,408,759, and Stephens retained $1,351,388 of such commissions. WFSI and its registered representatives received $57,371 of such commissions for the year.

             For the year ended December 31, 1995, the Fund's administrative fees totaled $91,128. For the same period, the aggregate dollar amount of underwriting commissions paid on sales/redemptions of the Company's shares was $1,424,127, and Stephens retained $152,656 of such commissions. WFSI and its registered representatives received $31,366 of such commissions for the year.

                               DISTRIBUTION PLANS

             The following information supplements and should be read in conjunction with the Prospectus section entitled "Distribution Plans." As indicated in the Prospectus, the Fund, on behalf of each of its classes of shares, has adopted a Plan under Section 12(b) of the Act and Rule 12b-1 thereunder (the "Rule"). The Plan for the Class A Shares was adopted by the Board of Directors on October 21, 1992 and amended on October 26, 1993 and the Plan for the Class D Shares was adopted on April 29, 1993; a majority of the directors who were not "interested persons" (as defined in the Act) of the Fund and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Qualified Directors") adopted the Plans.

             Under the Plan and pursuant to the Distribution Agreement, the Fund may pay the Distributor, as compensation for distribution-related services, a monthly fee at an annual rate of up to 0.25% of the average daily net assets attributable to Class A Shares and up to 0.75% of the average daily net assets attributable to the Class D Shares of the Fund. The actual fee payable to the Distributor is determined, within such limits, from time to time by mutual agreement between the Company and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the NASD Rules of Fair Practice. The Distributor may enter into selling agreements with one or more selling agents under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to them. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

             The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the directors of the Company and the Qualified Directors. Agreements related to the Plan also must be approved by such vote of the directors and the Qualified Directors. Such agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plan may be made except by a majority of both the directors of the Company and the Qualified Directors.

             The Plan requires that the Treasurer of the Fund shall provide to the directors, and the directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Plan. The Rule also requires that the selection and nomination of directors who are not "interested persons" of the Company be made by such disinterested directors.

             For the year ended December 31, 1995, the Class A Shares of the Fund incurred $102,390 in fees under the Plan. For the same period, the Class D Shares of the Fund incurred $148,475 in fees under the Plan.


                                 SERVICING PLAN

             As indicated in the Fund's Prospectus, the Fund has adopted a Servicing Plan ("Servicing Plan") with respect to its Class D Shares. The Board of Directors adopted the Servicing Plan on April 29, 1993. The Board of Directors included a majority of the Directors who were not "interested persons" (as defined in the Act) of the Fund and who had no direct or indirect financial interest in the operation of the Servicing Plan or in any agreement related to the Servicing Plan (the "Servicing Plan Qualified Directors").

             Under the Servicing Plan and pursuant to the Servicing Agreements, the Fund may pay one or more servicing agents, as compensation for performing certain services, a fee at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to its Class D Shares. The actual fee payable to servicing agents is determined, within such limit, from time to time by mutual agreement between the Company and each servicing agent and will not exceed the maximum service fees payable by mutual funds sold by members of the NASD under the NASD Rules of Fair Practice.

             The Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Servicing Plan Qualified Directors. Any form of Servicing Agreement related to the Servicing Plan also must be approved by such vote of the Directors and the Servicing Plan Qualified Directors. Servicing Agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding Class D Shares of the Fund. The Servicing Plan may not be amended to increase materially the amount payable thereunder without the approval of a majority of the outstanding Class D Shares of the Fund, and no material amendment to the Servicing Plan may be made except by a majority of both the Directors of the Company and the Qualified Directors.

             The Servicing Plan requires that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

             For the year ended December 31, 1995, the Fund paid $49,492 in servicing fees pursuant to the Plan for Class D Shares.

                     CALCULATION OF YIELD AND TOTAL RETURN

             The following information supplements and should be read in conjunction with the sections in the Prospectus entitled "Determination of Net Asset Value" and "Performance Data."

             As indicated in the Prospectus, the Fund may advertise certain total return information for a class of shares, computed in the manner described in the Prospectus. As and to the extent required by the Commission, an average annual compound rate of return ("T") will be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment in a class of shares ("P") over a period of years ("n") according to the following formula: P(1+T)n = ERV. In addition, as indicated in the Prospectus, the Fund also may, at times, calculate total return for a class of shares based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or would be based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

             The average annual total returns on the Class A Shares for the period from the Fund's commencement of operations (January 20, 1993) to December 31, 1995, assuming a 4.50% sales load and no sales load, were 25.05% and 27.01%, respectively. The average annual total return on the Class D Shares of the Fund for the period from inception (July 1, 1993) to December 31, 1995 was 22.68%. The annual total returns on the Class A Shares of the Fund for the one year ended December 31, 1995, assuming a 4.50% sales load and no sales load, were 36.06% and 42.51%, respectively. The annual total return on the Class D Shares of the Fund for the one year ended December 31, 1995 was 40.57%, assuming payment of the 1% CDSC.

             From time to time and only to the extent the comparison is appropriate for a class of shares of the Fund, the Company may quote the performance or price-earning ratio of a class of shares of the Fund in advertising and other types of literature as compared to the performance of the 1-Year Treasury Bill Rate, the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Years Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of a class of shares of the Fund also may be compared to the performance of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The performance of a class of shares of the Fund will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the class' past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

             In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

             The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for a class of shares of the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a class of shares of the Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a class of shares of the Fund or the general economic, business, investment, or financial environment in which the Fund operates;
(iii) the effect of tax-deferred compounding on the investment returns of a class of shares of the Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a class of shares of the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance or current or potential value of a class of shares of the Fund with respect to the particular industry or sector.

             The Company may also disclose in advertising and other types of literature, information and statements the distribution rate on the shares of each class of the Fund. Distribution rate is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV per share.

             The Company also may discuss in advertising and other types of literature that the Fund has been assigned a rating by an NRSRO, such as S&P or Moody's. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or the inavailability of, information relating to the Fund or its investments. The Company may compare the performance of the Fund with other investments that are assigned ratings by the NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

             The Company also may disclose, in advertising and other types of literature, information and statements that the Company's investment adviser, Wells Fargo Bank, is listed in Nelson Publications' ("Nelson's") "Top 20" performance rankings as published in the 1994 edition of "America's Best Money Managers." The Nelson survey ranks the performance of money managers in over 30 asset/style categories and is based on analysis of performance composites and surveys of institutional money managers. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser and total amount of assets order management by the Wells Fargo Investment Management Group ("IMG"). As of December 31, 1995, IMG had $30.1 billion in assets under management.


                        DETERMINATION OF NET ASSET VALUE

             The following information supplements and should be read in conjunction with the Prospectus section entitled "Purchase of Shares."

             Net asset value per share for each class of the Fund and net asset value per unit of the Master Portfolio are each determined by Wells Fargo Bank on each day the Exchange is open for trading as of the close of regular trading on the Exchange, which is currently 4:00 p.m. New York time.

             Securities of the Master Portfolio for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. In the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments maturing in 60 days or less are valued at amortized cost. The assets of the Master Portfolio other than money market instruments maturing in 60 days or less are valued at latest quoted bid prices. Prices may be furnished by a reputable independent pricing service approved by the Board of Trustees.
Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Master Portfolio for which current market quotations are not readily available are valued at fair value as determined in good faith by the Trust's Trustees and in accordance with procedures adopted by the Trustees.

             Expenses and fees, including advisory fees are accrued daily and are taken into account for the purpose of determining the net asset value of the Master Portfolio's interests and the Fund's shares.

                             PORTFOLIO TRANSACTIONS

             Purchases and sales of securities by the Master Portfolio are usually principal transactions. Portfolio securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. The Master Portfolio also may purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. The cost of executing the Master Portfolio's portfolio securities transactions consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order or other relief allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Master Portfolio may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Trustees.

             Wells Fargo Bank, as the Investment Adviser of the Master Portfolio, may, in circumstances in which two or more brokers are in a position to offer comparable results for the Master Portfolio's portfolio transaction, give preference to a broker that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received is in addition to, and not in lieu of, the services referred to be performed by Wells Fargo Bank under the Advisory Contract, and the expenses of Wells Fargo Bank are not necessarily reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for the Master Portfolio may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Master Portfolio.

             The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trust's Board of Trustees, Wells Fargo Bank is responsible for the Master Portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Master Portfolio will not necessarily be paying the lowest spread or commission available.

             For the year ended December 31, 1995, the Fund paid brokerage commissions in the amount of $190,359.

             On December 31, 1995, the Fund owned securities of its "regular brokers or dealers," as defined in the 1940 Act, or their parents, as follows:
$1,638,000 of Goldman Sachs & Co. Government Repurchase Agreement.

             Portfolio Turnover. Portfolio turnover generally involves some expenses to the Master Portfolio, including brokerage commissions or dealer mark-ups and other transactions costs on the sale of securities and the reinvestment in other securities. A high portfolio turnover rate should not result in the Master Portfolio paying substantially more brokerage commissions, since most transactions in government securities and municipal securities are effected on a principal basis. Portfolio turnover also can generate short-term capital gains tax consequences. The portfolio turnover rate will not be a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.


                               FEDERAL INCOME TAX

             The following information supplements and should be read in conjunction with the Prospectus sections entitled "Dividends and Distributions" and "Taxes." The Prospectus describes generally the tax treatment of distributions by the Company. This section of the SAI includes additional information concerning federal income tax.

             Qualification of the Fund as a regulated investment company under the Code requires, among other things, that (i) the Fund derive (a) at least 90% of its annual gross income from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; (ii) the Fund derive less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (iii) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its stockholders at least 90% of the sum of its net investment income and net tax-exempt income earned in each year.

             A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. For this purpose, any income or gain retained by the Fund that is subject to income tax will be considered to have been distributed by year-end. In addition, dividends and distributions declared payable as of a record date in October, November or December of any calendar year are deemed under the Code to have been distributed by the Fund and received by the shareholders on December 31 of that calendar year if the dividend is actually paid no later than January 31 of the following year. Such dividends will, accordingly, be subject to income tax for the year in which the record date falls. The Fund intends to distribute substantially all of its net investment income and net capital gains and, thus, expects to avoid the excise tax.

             Income and dividends received by the Fund from sources within foreign countries may be subject to withholding and other taxes (generally at rates from 10% to 40%) imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Because the Fund does not expect to hold more than 50% of the value of its total assets in securities of foreign issuers, the Fund does not expect to be eligible to elect to "pass through" foreign tax credits to shareholders.

             The Master Portfolio will be treated as a non-publicly traded partnership rather than as a regulated investment company or a corporation under the Code. As a non-publicly traded partnership under the Code, any interest, dividends and gains or losses of the Master Portfolio will be deemed to have been "passed through" to the Fund and other investors in the Master Portfolio, regardless of whether such interest, dividends or gains have been distributed by the Master Portfolio or losses have been realized by the Fund and other investors. Therefore, to the extent the Master Portfolio were to accrue but not distribute any interest, dividends or gains, or accrue losses, the Fund would be deemed to have realized and recognized its proportionate share of interest, dividends, gains or losses without receipt of any corresponding distribution. However, the Trust will seek to minimize recognition by investors of interest, dividends, gains or losses without a corresponding distribution.

             Gains or losses on sales of portfolio securities by the Master Portfolio will be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases including the case where the Master Portfolio acquires a put or writes a call thereon. Other gains or losses on the sale of securities will be short-term capital gains or losses. To the extent that the Fund recognizes long-term capital gains, such gains will be distributed at least annually. Such distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to shareholders not later than 60 days after the close of the Fund's taxable year. If a shareholder receives such a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. Gain recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Master Portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent such accrued market discount had not been previously included as taxable income during the period of time the Master Portfolio held the debt obligation.

             As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.6% (effective rates may be higher for some individuals due to phase out of exemptions and eliminations of deductions); the maximum individual marginal tax rate applicable to net capital gains is 28%; and the maximum marginal corporate tax rate applicable to ordinary income and net capital gains is 35% (except that to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax up to $11,750 on taxable income exceeding $100,000 in a taxable year and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional tax of up to $100,000). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

             If a shareholder exchanges or otherwise disposes of shares of the Fund within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the Fund or of a different fund, the sales charge previously incurred in acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares.

             Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

             If, in the opinion of the Company, ownership of its shares has or may become concentrated to an extent that could cause the Company to be deemed a personal holding company within the meaning of the Code, the Company may require the redemption of shares or reject any order for the purchase of shares in an effort to prevent such concentration.

             Foreign Shareholders. Under the Code, distributions of net investment income by the Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.


             Other Matters. Investors should be aware that the investments to be made by the Master Portfolio may involve sophisticated tax rules such as marked to market rules that would result in income or gain recognition by the Master Portfolio without corresponding current cash receipts. Although the Master Portfolio will seek to avoid significant noncash income, such noncash income could be recognized by the Master Portfolio, in which case the Master Portfolio may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.


                                 CAPITAL STOCK

             The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Organization and Capital Stock."

             The Fund is comprised of two classes of shares, Class A Shares and Class D Shares. With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by portfolio unless otherwise required by the Act, in which case all shares will be voted in the aggregate. For example, a change in the Fund's fundamental investment policies would be voted upon only by shareholders of the Fund and not shareholders of the Company's other investment portfolios. Additionally, approval of an advisory contract is a matter to be determined separately by the Fund. Approval by the shareholders of one portfolio is effective as to that portfolio whether or not sufficient votes are received from the shareholders of the other portfolios to approve the proposal as to those portfolios. As used in the Prospectus and in this Statement of Additional Information, the term "majority," when referring to approvals to be obtained from shareholders of a class of the Fund, means the vote of the lesser of (i) 67% of the shares of such class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

             The Company may dispense with annual meetings of shareholders in any year in which it is not required to elect directors under the Act.
However, the Company undertakes to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a director or directors if requested in writing of the holders of at least 10% of the Company's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the Act.

             Each share of a class of the Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to the Fund that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

             Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

             The Trust is a business trust organized under the laws of Delaware. In accordance with Delaware law and in connection with the tax treatment sought by the Trust, the Trust's Declaration of Trust provides that its investors would be personally responsible for Trust liabilities and obligations, but only to the extent the Trust property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of Trust obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

             The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

             The interests in the Master Portfolio have substantially identical voting and other rights as those rights enumerated above for Fund shares. The Trust also intends to dispense with annual meetings, but will hold a special meeting and assist investor communications under the circumstances described above with respect to the Company in accord with provisions under Section 16(c) of the Act. Whenever the Fund is requested to vote on a matter with respect to the Master Portfolio, the Fund will hold a meeting of Fund shareholders and will cast its votes as instructed by such shareholders. In a situation where the Fund does not receive instruction from certain of its shareholders on how to vote the corresponding shares of the Master Portfolio, the Fund will vote such shares in the same proportion as the shares for which the Fund does receive voting instructions.

             As of December 31, 1995, the shareholders identified below were known by the Company to own the indicated percentage of the outstanding Shares of the Fund in the following capacities:

Name and Address                                 Percentage
of Shareholder                                   of Class                Capacity
----------------                                 ----------              --------
Class A Shares
--------------

  Merrill Lynch Pierce                            26.07%                 Record
   Fenner & Smith, Inc.
  Trade House Account
  P. O. Box 30561
  New Brunswick, NJ  08989

  Stephens Inc.                                    5.07%                 Record
   For Exclusive Benefit
    of Customers
  P.O. Box 34127
  Little Rock, AR  72203

Class D Shares
--------------

  Merrill Lynch Pierce                            39.17%                 Record
   Fenner & Smith, Inc.
  Trade House Account
  P. O. Box 30561
  New Brunswick, NJ  08989


                                     OTHER

             The Registration Statements of the Trust and the Company, including the Fund's Prospectus, the SAI and the exhibits filed therewith, may be examined at the office of the Commission in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                           CUSTODIAN AND TRANSFER AND
                           DIVIDEND DISBURSING AGENT

             The following information supplements and should be read in conjunction with the section of the Prospectus entitled "Custodian and Transfer and Dividend Disbursing Agent."

             Wells Fargo Bank has been retained to act as Custodian and Transfer and Dividend Disbursing Agent for the Fund and the Master Portfolio. The Custodian, among other things, maintains a custody account or accounts in the name of the Fund and the Master Portfolio, receives and delivers all assets for the Fund and the Master Portfolio upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund and the Master Portfolio and pays all expenses of the Fund and the Master Portfolio. For its services as Custodian, Wells Fargo Bank receives an asset-based fee and transaction charges from the Master Portfolio; and for its services as transfer and dividend disbursing agent, it receives a base fee and per-account fees from the Fund.


                              INDEPENDENT AUDITORS

             KPMG Peat Marwick LLP has been selected as the independent auditors for the Company and the Trust. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain Securities & Exchange Commission filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.


                             FINANCIAL INFORMATION

             The audited financial statements and portfolio of investments contained in the Annual Report for the Company for the most recent fiscal year are hereby attached to this SAI. The Annual Report will be sent free of charge with this SAI to any shareholder who requests the SAI.

STRATEGIC GROWTH FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                       COST         VALUE
COMMON STOCKS - 94.80%
ADVERTISING - 0.90%
        25,000   HA-LO Industries inc+                       $   410,000   $    768,750

BASIC INDUSTRIES - 0.17%
        10,000   Cronos Group                                $   100,000   $    101,250
        55,000   Quadrax Corp+                                   212,492         46,406
                                                             ------------  ------------
                                                             $   312,492   $    147,656

BIOTECHNOLOGY - 4.50%
        10,000   Cephalon Inc+                               $   277,250   $    407,500
        30,000   Genzyme Corp - General Division+              1,550,250      1,871,250
        40,000   Genzyme Corp - Tissue Repair+                   601,250        635,000
        35,000   Liposome Co Inc+                                426,103        700,000
        25,000   Neurex Corp+                                    112,500        228,125
                                                             ------------  ------------
                                                             $ 2,967,353   $  3,841,875

COMMERCIAL SERVICES - 2.20%
        20,000   AccuStaff Inc+                              $   318,229   $    880,000
        11,000   Central Parking Corp+                           198,000        316,250
        22,000   Sylvan Learning Systems Inc+                    562,625        654,500
        86,000   Work Recovery Inc+                              367,812         21,500
                                                             ------------  ------------
                                                             $ 1,446,666   $  1,872,250

COMPUTER SOFTWARE - 16.90%
        20,000   Adobe Systems Inc                           $ 1,270,195   $  1,240,000
        26,000   Avant! Corp+                                    803,308        500,500
        25,000   First Data Corp                               1,608,075      1,671,875
        48,500   IKOS Systems Inc+                               397,989        539,563
        20,000   Imnet Systems Inc+                              364,750        480,000
        33,000   LifeRate Systems Inc+                           259,875        367,125
        45,000   Metatec Corp Class A+                           530,657        495,000
        12,500   MetaTools Inc+                                  312,500        325,000
        10,000   Microsoft Corp+                                 668,063        877,500
        12,000   Minnesota Educational Computing Corp+           360,469        300,000
        48,000   Oracle Systems Corp+                          1,815,084      2,034,000

STRATEGIC GROWTH FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                       COST         VALUE
COMMON STOCKS - CONTINUED
COMPUTER SOFTWARE  - CONTINUED
        20,000   Phamis Inc+                                     520,435        595,000
        22,000   Premenos Tech Corp+                             562,709        580,250
       100,000   Sanctuary Woods Multimedia+                     512,831        287,500
        10,000   Software 2000 Inc+                              110,000         77,500
        10,000   Syncronys Softcorp+                             127,078         28,750
        20,000   Synopsys Inc+                                   559,875        760,000
        50,000   Veritas Software Corp+                        1,126,348      1,900,000
        20,000   Verity Inc+                                     326,850        885,000
        40,000   Viasoft Inc+                                    404,688        475,000
                                                             ------------  ------------
                                                             $12,641,779   $ 14,419,563

COMPUTER SYSTEMS - 12.81%
         5,000   3Com Corp+                                  $   214,313   $    233,125
        45,000   Adaptec Inc+                                  1,329,158      1,845,000
        30,000   Cisco Systems Inc+                            1,054,875      2,238,750
        19,000   Clarify Inc+                                    442,875        570,000
        60,000   Komag Inc+                                    2,865,072      2,767,500
        40,000   RadiSys Corp+                                   517,500        470,000
        15,000   Silicon Storage Technology Inc+                 135,000        198,750
        36,000   Solectron Corp+                                 851,938      1,588,500
        22,500   Sync Research Inc+                            1,153,750      1,018,125
                                                             ------------  ------------
                                                             $ 8,564,481   $ 10,929,750

ELECTRICAL EQUIPMENT - 2.12%
        45,000   Interlink Electronics Inc+                  $   225,000   $    292,500
        32,000   Nokia Corp ADR Class A                        1,197,215      1,244,000
        50,000   Power (R F) Products Inc+                       348,463        275,000
                                                             ------------  ------------
                                                             $ 1,770,678   $  1,811,500

ENERGY & RELATED - 4.70%
        28,200   Camco International Inc                     $   703,960   $    789,600
        40,000   Digicon Inc+                                    232,400        320,000
        15,000   Ensco International Inc+                        250,367        345,000
        15,000   Global Industries Ltd+                          389,375        450,000

STRATEGIC GROWTH FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                       COST         VALUE
COMMON STOCKS - CONTINUED
ENERGY & RELATED  - CONTINUED
        32,400   J Ray McDermott SA+                             700,762        579,150
        15,000   Marine Drilling Co Inc+                          71,250         76,875
        10,000   Petroleum Geo-Services ADR+                     244,167        250,000
        10,000   Sonat Offshore Drilling Co                      350,561        447,500
        15,000   Sun Co Inc                                      469,950        410,625
        17,500   Trigen Energy Corp                              300,850        341,250
                                                             ------------  ------------
                                                             $ 3,713,642   $  4,010,000

ENTERTAINMENT & LEISURE - 3.19%
        40,000   Family Golf Centers Inc+                    $   600,000   $    730,000
        30,000   Mirage Resorts Inc+                             971,405      1,035,000
         8,000   Morrow Snowboards Inc+                           88,000        130,000
         5,000   Mountasia Entertainment International Inc+       24,063         24,063
        19,500   Sports Club Inc+                                136,260         60,938
        20,000   Station Casino Inc+                             293,750        292,500
        45,000   Stratosphere Corp+                              378,617        444,375
                                                             ------------  ------------
                                                             $ 2,492,095   $  2,716,876

ENVIRONMENTAL CONTROL - 3.29%
        55,000   Molten Metal Technology Inc+                $ 1,248,970   $  1,794,375
        15,000   Republic Industries Inc+                        349,107        541,875
        25,000   U.S.A. Waste Services Inc+                      505,045        471,873
                                                             ------------  ------------
                                                             $ 2,103,122   $  2,808,123

FINANCE & RELATED - 4.76%
        60,000   Capital One Financial Corp                  $ 1,655,226   $  1,432,500
        20,000   Cole Taylor Financial Group Inc                 391,740        597,500
        70,000   Envoy Corp (New)+                               414,846      1,211,875
        20,000   NHP Inc+                                        252,500        370,000
        20,000   Oxford Corp Class A+                            534,709        450,000
                                                             ------------  ------------
                                                             $ 3,249,021   $  4,061,875

FOOD & RELATED - 1.75%
        40,000   Garden Fresh Restaurant Corp+               $   328,375   $    260,000

STRATEGIC GROWTH FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                       COST         VALUE
COMMON STOCKS - CONTINUED
FOOD & RELATED  - CONTINUED
        30,000   General Nutrition Co Inc+                       378,750        690,000
        10,000   NuCo2 Inc+                                      126,040        130,000
        30,000   Whole Foods Market Inc+                         566,125        416,250
                                                             ------------  ------------
                                                             $ 1,399,290   $  1,496,250

GENERAL BUSINESS & RELATED - 0.27%
        12,500   LeCroy Corp+                                $   176,875   $    231,250

HEALTHCARE - 8.28%
        15,000   Coventry Corp+                              $   309,550   $    309,375
        40,000   Genesis Health Ventures Inc+                    909,602      1,460,000
        60,000   Healthsouth Corp+                             1,229,949      1,747,500
        25,000   Owen Healthcare Inc+                            454,375        690,625
        40,000   Renal Treatment Centers+                        973,000      1,760,000
        40,000   Value Health Inc+                             1,337,160      1,100,000
                                                             ------------  ------------
                                                             $ 5,213,636   $  7,067,500

MANUFACTURING PROCESSING - 1.50%
         8,200   Intertape Polymer Group Inc+                $   247,180   $    257,275
        25,000   Lydall Inc+                                     371,040        568,750
        25,000   Waters Corp+                                    414,500        456,250
                                                             ------------  ------------
                                                             $ 1,032,720   $  1,282,275

MEDICAL EQUIPMENT & SUPPLIES - 6.57%
        30,000   AVECOR Cardiovascular Inc+                  $   468,125   $    532,500
        50,000   Bioject Medical Technologies+                   229,063         93,750
        40,000   Biomatrix Inc+                                  347,292        670,000
        50,000   CompuMed Inc+                                   475,938        212,500
        60,000   Endosonics Corp+                                553,906        907,500
        40,000   Heart Technology Inc+                           777,569      1,315,000
        35,000   ICU Medical Inc+                                465,000        595,000
        30,000   InStent Inc+                                    514,031        450,000
        12,500   Life Med Sciences Inc+                           92,188        112,500

STRATEGIC GROWTH FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                       COST         VALUE
COMMON STOCKS - CONTINUED
MEDICAL EQUIPMENT & SUPPLIES  - CONTINUED
        32,500   Molecular Devices Corp+                         358,750        341,250
        15,000   Sola International Inc+                         261,879        378,750
                                                             ------------  ------------
                                                             $ 4,543,741   $  5,608,750

PHARMACEUTICALS - 0.74%
        16,000   Ergo Science Corp+                          $   144,000   $    228,000
         1,000   Fuisz Technologies Ltd+                          12,000         15,250
        20,000   Medarex Inc+                                    111,250        142,500
        60,000   Seragen Inc+                                    414,940        247,500
                                                             ------------  ------------
                                                             $   682,190   $    633,250

RETAIL & RELATED - 2.70%
        30,000   Barnes & Noble+                             $   875,857   $    870,000
        15,000   Concord Camera Corp+                             63,750         67,500
        30,000   Corporate Express Inc+                          723,750        903,750
        15,000   PetSmart Inc+                                   383,125        465,000
                                                             ------------  ------------
                                                             $ 2,046,482   $  2,306,250

SEMICONDUCTORS - 5.00%
        93,500   Integrated Device Technology Inc+           $ 2,335,108   $  1,203,813
        18,000   Intel Corp                                      904,125      1,021,500
        40,000   OnTrak Systems Inc+                             991,438        580,000
        15,000   S3 Inc+                                         262,188        264,375
        40,000   Semtech Corp+                                   857,655        780,000
        40,600   Tegal Corp+                                     518,414        416,150
                                                             ------------  ------------
                                                             $ 5,868,928   $  4,265,838

TELECOMMUNICATIONS - 10.93%
        65,000   Accom Inc+                                  $   552,594   $    422,500
        25,000   AML Communications Inc+                         232,750        262,500
        15,000   Anicom Inc+                                     135,000        159,375
        15,000   Arch Communications Group Inc+                  408,681        360,000
        15,000   Cascade Communications Corp+                  1,218,005      1,278,750
        15,000   Celeritek Inc+                                  112,500        159,375

STRATEGIC GROWTH FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                       COST         VALUE
COMMON STOCKS - CONTINUED
TELECOMMUNICATIONS  - CONTINUED
        45,000   Comdial Corp+                                   541,000        410,625
        42,800   DSC Communications Corp+                      1,864,154      1,578,250
       100,000   LCI International Inc+                          913,174      2,050,000
        50,000   PanAmSat Corp+                                  805,536      1,103,125
        15,000   Premisys Communications Inc+                    674,063        840,000
        20,000   WorldCom Inc+                                   605,000        705,000
                                                             ------------  ------------
                                                             $ 8,062,457   $  9,329,500

TRANSPORTATION - 1.52%
        20,000   Greenbrier Companies Inc                    $   307,323   $    242,500
        40,000   Landair Services Inc+                           666,866        530,000
        10,000   Marten Transportation Ltd+                      196,250        165,000
        40,000   Mesa Airlines Inc+                              622,588        360,000
                                                             ------------  ------------
                                                             $ 1,793,027   $  1,297,500

                 TOTAL COMMON STOCKS                         $70,490,675   $ 80,906,581

STRATEGIC GROWTH FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST        MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE            DATE         VALUE
CORPORATE BONDS & NOTES - 1.47%
CONVERTIBLE CORPORATE BONDS - 1.47%
$      240,000   First Financial Management Corp                      5.00 %     12/15/99  $    383,280
       100,000   Genesis Health Ventures Inc                          6.00       11/30/03       162,000
       100,000   LDDS Communications Inc                              5.00       08/15/03       105,000
       800,000   Softkey International Inc                            5.50       11/01/00       604,000
                                                                                           ------------
                 TOTAL CORPORATE BONDS & NOTES                                             $  1,254,280
                 (Cost $1,215,624)

STRATEGIC GROWTH FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                             VALUE
WARRANTS - 2.22%
        50,000   Intel Corp expires 3/14/1998+
                                                                       $  1,337,500
         3,000   Interlink Electronics Inc expires 06/07/1996+
                                                                              3,188
       100,000   Viacom Inc Class E expires 07/07/1999+
                                                                            550,000
                                                                       ------------
                 TOTAL WARRANTS                                        $  1,890,688
                 (Cost $1,099,271)

STRATEGIC GROWTH FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST      MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE          DATE           VALUE
SHORT-TERM INSTRUMENTS - 1.92%
REPURCHASE AGREEMENTS - 1.92%
$    1,638,000   Goldman Sachs Pooled Repurchase Agreement -
                 102% Collateralized by U.S. Government
                 Securities                                           5.75       01/02/96  $  1,638,000
                 (Cost $1,638,000)

TOTAL INVESTMENTS IN SECURITIES

              (Cost $74,443,570)* (Notes 1 and 3)         100.41%     85,689,549
              Other Assets and Liabilities, Net            (0.41)       (347,079)
                                                       ---------   -------------
              TOTAL NET ASSETS                            100.00%  $  85,342,470
                                                       ---------   -------------
                                                       ---------   -------------

 ...............................................................................

 +   NON-INCOME EARNING SECURITIES.
 * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation      18,980,372
Gross Unrealized Depreciation      (7,734,393)
                                -------------
NET UNREALIZED APPRECIATION     $  11,245,979
                                -------------
                                -------------

The accompanying notes are an integral part of these financial statements.

OVERLAND EXPRESS FUNDS, INC.
STRATEGIC GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995


ASSETS
Investments:
In securities, at identified cost (Note 3)                  $74,443,570
-----------------------------------------------------------------------
In securities, at market value                              $85,689,549
Cash                                                              2,170
Receivables:
 Dividends and interest                                          14,679
 Fund shares sold                                               277,987
Organization expenses, net of amortization                       35,626
Prepaid expenses                                                 35,008
                                                            -----------
TOTAL ASSETS                                                 86,055,019

LIABILITIES
Payables:
 Investment securities purchased                                468,750
 Fund shares redeemed                                            44,362
 Due to administrator                                            90,525
 Due to advisor                                                  93,585
 Accrued expenses                                                15,327
                                                            -----------
TOTAL LIABILITIES                                               712,549
                                                            -----------
NET ASSETS                                                  $85,342,470
                                                            ===========
NET ASSETS CONSIST OF:
Paid-in capital- Class A                                    $50,306,393
Paid-in capital - Class D                                    22,955,679
Undistributed net investment loss                           (1,105,810)
Undistributed net realized gain on investments                1,940,229
Net unrealized appreciation of investments                   11,245,979
                                                            -----------
NET ASSETS                                                  $85,342,470
                                                            ===========
COMPUTATION OF NET ASSET VALUE
AND OFFERING PRICE :
Net assets - Class A                                        $59,016,086
Shares outstanding - Class A                                  3,508,125
Net asset value and offering price - Class A                     $16.82
Maximum offering price per share - Class A                       $17.61(1)
Net assets - Class D                                        $26,326,384
Shares outstanding - Class D                                  1,266,478
Net asset value and offering price - Class D                     $20.79

-----------------------------------------------------------------------
(1) Maximum offering price is computed as 100/95.5 of net asset value. On investments of $100,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

OVERLAND EXPRESS FUNDS, INC.
STRATEGIC GROWTH FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995


INVESTMENT INCOME
Dividends                                                      $132,455
Interest                                                        186,812
                                                            -----------
TOTAL INVESTMENT INCOME                                         319,267

EXPENSES (Note 2):
ADVISORY FEES                                                   302,821
Administration fees                                              91,128
Custody fees                                                     22,191
Distribution fees                                               250,865
Shareholder servicing fees                                       49,492
Portfolio accounting fees                                        63,554
Transfer Agency fees                                             56,926
Amortization of organization expenses                            14,899
Legal and audit fees                                             29,255
Registration fees                                                43,014
Directors fees                                                    5,000
Shareholder reports                                              35,206
Other                                                            18,734
                                                            -----------
TOTAL EXPENSES                                                  983,085
Less:
 Waived Fees (Note 2)                                          (57,496)
Net expenses                                                    925,589
                                                            -----------
NET INVESTMENT LOSS                                           (606,322)

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS
Net realized gain on sale of investments                     10,895,873
Net change in unrealized appreciation of investm              8,601,611
                                                            -----------
NET GAIN ON INVESTMENTS                                      19,497,484

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                   $18,891,162

-----------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

OVERLAND EXPRESS FUNDS, INC.
STRATEGIC GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS


                                                           For the Year        For the Year
                                                                  Ended               Ended
                                                          Dec. 31, 1995       Dec. 31, 1994
                                                          -------------       -------------
INCREASE IN NET ASSETS
Operations:
 Net investment loss                                         $(606,322)          $(449,157)
 Net realized gain on sale of investments                    10,895,873           1,481,221
 Net change in unrealized appreciation on investments         8,601,611             336,969
                                                          -------------       -------------
NET INCREASE IN NET ASSETS                                   18,891,162           1,369,033
RESULTING FROM OPERATIONS
Distributions to shareholders:
 From net realized capital gains - Class A                  (6,182,997)           (655,929)
 From net realized capital gains - Class D                  (2,772,646)           (376,137)
 From tax return of capital - Class A                                 0           (278,477)
 From tax return of capital - Class D                                 0           (170,680)
CAPITAL SHARE TRANSACTIONS
 Proceeds from shares sold - Class A                         36,545,391         11,769,539
 Net asset value of shares issued in reinvestment
 of dividend distributions - Class A                          4,705,176            403,346
 Cost of shares redeemed -Class A                          (15,571,514)        (10,877,764)
NET INCREASE IN NET ASSETS RESULTING
FROM CAPITAL SHARE TRANSACTIONS -CLASS A                     25,679,053          1,295,121
 Proceeds from shares sold - Class D                         11,752,195          6,859,821
 Net asset value of shares issued in reinvestment
 of dividend distributions - Class D                          1,754,560            175,834
 Cost of shares redeemed - Class D                          (5,858,015)         (3,485,125)
NET INCREASE IN NET ASSETS RESULTING
FROM CAPITAL SHARE TRANSACTIONS -CLASS D                      7,648,740           3,550,530
                                                          -------------       -------------
INCREASE IN NET ASSETS                                       43,263,312           4,733,461

NET ASSETS
Beginning net assets                                         42,079,158          37,345,697
                                                          -------------       -------------
ENDING NET ASSETS                                           $85,342,470         $42,079,158
                                                          =============       =============
SHARES ISSUED AND REDEEMED
 Shares sold - Class A                                        2,168,399             890,673
 Shares issued in reinvestment of dividends and
 distributions - Class A                                        292,301              30,559
 Shares redeemed - Class A                                    (965,246)           (834,218)
NET INCREASE IN SHARES OUTSTANDING - CLASS A                  1,495,454              87,014
 Shares sold - Class D                                          552,068             410,160
 Shares issued in reinvestment of dividends and
 distributions -  Class D                                        88,848              10,884
 Shares redeemed - Class D                                    (301,590)           (214,855)
NET INCREASE IN SHARES OUTSTANDING - CLASS D                    339,326             206,189

-----------------------------------------------------------------------       -------------

The accompanying notes are an integral part of these financial statements.

OVERLAND EXPRESS FUNDS, INC.
STRATEGIC GROWTH FUND
FINANCIAL HIGHLIGHTS

Selected Data for a Share Outstanding During Each Period are as Follows:


                                                                              Class A                           Class D
                                                                              -------                           -------

                                                                                 From                              From
                                                       Year        Year     inception       Year       Year    inception
                                                      ended       ended    on January      ended      ended   on July 1,
                                                   Dec. 31,    Dec. 31,   20, 1993 to   Dec. 31,   Dec. 31,      1993 to
                                                       1995        1994      Dec. 31,       1995       1994     Dec. 31,
                                                                                 1993                               1993
 NET ASSET VALUE, BEGINNING OF PERIOD                $13.29      $13.20        $10.00     $16.54     $16.55       $15.00
 Income from investment operations:
   Net investment loss                               (0.04)      (0.11)        (0.03)     (0.16)     (0.24)       (0.43)
   Net realized and unrealized gains on                5.66        0.67          3.68       6.99       0.81         2.51
   investments
                                                    --------------------------------------------------------------------
 Total from investment operations                      5.62        0.56          3.65       6.83       0.57         2.08
 Less distributions:
   Dividends from net investment income                0.00        0.00        (0.03)       0.00       0.00         0.00
   Distributions from net realized capital gains      (2.09)      (0.33)        (0.41)     (2.58)     (0.40)       (0.53)
   Tax return of capital                               0.00      (0.14)        (0.01)       0.00     (0.18)         0.00
                                                    --------------------------------------------------------------------
 Total from distributions                            (2.09)      (0.47)        (0.45)     (2.58)     (0.58)       (0.53)
                                                    --------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                      $16.82     $ 13.29        $13.20     $20.79     $16.54       $16.55
                                                    ====================================================================

 TOTAL RETURN (not annualized) (3)                   42.51%       4.23%        36.56%     41.54%      3.46%       13.84%

 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000)                    $59,016     $26,744       $25,413    $26,326    $15,335      $11,932
 Number of shares outstanding, end of                 3,508       2,013         1,926      1,266        927          721
   period (000)
 Ratios to average net assets (annualized):
 Ratio of expenses to average net assets(1)           1.28%       1.20%         0.66%      2.02%      1.95%        0.61%
 Ratio of net investment loss to
 average net assets(2)                              (0.76)%     (0.81)%       (0.01)%    (1.49)%    (1.56)%      (1.00)%
 Portfolio turnover                                    171%        149%          182%       171%       149%         182%
 -----------------------------------------------------------------------------------------------------------------------
 (1) Ratio of expenses to average net assets
         prior to waived fees and reimbursed
         expenses                                    1.38%       1.55%         1.64%      2.09%      2.23%        2.14%
 (2) Ratio of net investment income to average
         net assets prior to waived fees and
         reimbursed expenses                        (0.86)%     (1.16)%       (0.99)%    (1.56)%    (1.84)%      (2.53)%

      (3) Total returns do not include any sales charges.

      The accompanying notes are an integral part of these financial statements.

OVERLAND EXPRESS FUNDS, INC.
NOTES TO THE FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION

    The Strategic Growth Fund (the "Fund") is a series of Overland Express Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as a diversified, open-end series investment company. The Company commenced operations on April 7, 1988 and includes ten separate diversified funds: the Asset Allocation Fund, the Money Market Fund, the Municipal Income Fund, the Overland Sweep Fund, the Short-Term Government-Corporate Income Fund, the Short-Term Municipal Income Fund, the Strategic Growth Fund, the U.S. Government Income Fund, the U.S. Treasury Money Market Fund, the Variable Rate Government Fund, and two non-diversified funds: the California Tax-Free Bond Fund and the California Tax-Free Money Market Fund. These financial statements represent the Strategic Growth Fund. These Funds invest in a range of securities, generally including money market instruments, equities and U.S. government securities.

    The Fund commenced offering Class D shares on July 1, 1993. The two classes of shares differ principally in their respective sales charges, service fees, and distribution fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, and earn income from the portfolio, pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Gains are allocated to each class pro rata based upon net assets of each class on the
date of distribution.  No class has preferential dividend rights.   Differences
in per share dividend rates generally result from the relative weightings of pro rata income and gain allocations and from differences in separate class expenses, including distribution and service fees.

    The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    SECURITY VALUATION

    Investments in securities for which the primary market is a national securities exchange or the NASDAQ National Market System are stated at the last reported sales price on the day of valuation. U.S. Government obligations are valued at stated mean between the last reported bid and ask prices. In the absence of any sale of such securities on the valuation date and in the case of other securities, excluding debt securities maturing in 60 days or less, the valuations are based on latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost. Debt securities other than those maturing in 60 days or less and other than U.S. government obligations are valued at the latest quoted bid price. Securities for which quotations are not readily available are valued at fair value as determined by policies set by the Board of Directors.

OVERLAND EXPRESS FUNDS, INC.
NOTES TO THE FINANCIAL STATEMENTS


    SECURITY TRANSACTIONS AND INCOME RECOGNITION

    Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is accrued daily. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts are accreted and premiums are amortized as required by the Internal Revenue Code.

    REPURCHASE AGREEMENTS

    Transactions involving purchases of securities under agreements to resell ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in the Fund's Portfolio of Investments. The adviser to the Funds pools the Funds' cash and invests in repurchase agreements entered into by the Funds. The prospectuses require that the cash investments be fully collateralized based on values that are marked to market daily. The collateral is held by an agent bank under a tri-party agreement. It is the adviser's responsibility to value collateral daily and to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements held in the Funds at December 31, 1995 are collateralized by U.S. Treasury or federal agency obligations. The repurchase agreements were entered into on December 29, 1995.

    DISTRIBUTIONS TO SHAREHOLDERS

   Dividends to shareholders from net investment income of the Fund, if any, are declared and distributed annually. Any dividends to shareholders from net realized capital gains are declared and distributed annually.

    FEDERAL INCOME TAXES

    The Company's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all its net investment income and any net realized capital gains to its shareholders. Therefore, no federal or state income tax provision is required.

    Due to the timing of dividend distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by the portfolio. The differences between the income or gains distributed on a book versus tax basis are shown as excess distributions of net investment income and net realized gain on sales of investments in the accompanying Statements of Changes in Net Assets.

On the Statement of Assets and Liabilities, as a result of book-to-tax differences due to previous year tax returns of capital, reclassification adjustments have been made to the Fund to decrease overdistributed net investment income and paid-in-capital by $449,157.

OVERLAND EXPRESS FUNDS, INC.
NOTES TO THE FINANCIAL STATEMENTS


    ORGANIZATION EXPENSES

    Stephens Inc. ("Stephens"), the Funds' administrator, sponsor and distributor, has incurred expenses in connection with the organization and initial registration of the various funds. These expenses were charged to the individual Funds and are being amortized by the Funds on a straightline basis over 60 months from the date the Funds commenced operations.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    The Company has entered into separate advisory contracts on behalf of the Fund with Wells Fargo Bank, N.A. ("WFB"). Pursuant to the contract, WFB has agreed to provide the Fund with investment guidance and policy direction in connection with daily portfolio management. Under the contract WFB is entitled to be paid a monthly advisory fee at the annual rate of 0.50% of the average daily net assets of the Fund.

    The Company has entered into contracts on behalf of the Fund with WFB whereby WFB is responsible for providing custody and portfolio accounting services for the Funds. For this service, WFB is entitled to an annual fee for custody services at the annual rate of 0.0167% of the average daily net assets of the Fund. For portfolio accounting services, WFB is entitled to a monthly base fee from the Fund of $2,000 plus an annual fee of 0.07% of the first $50 million, 0.045% of the next $50 million and 0.02% of the remaining average daily net assets.

    The Company has entered into a contract on behalf of the Fund with WFB whereby WFB provides transfer agent services for the Fund. Under the transfer agency agreement, WFB is paid a per account fee and other related costs with a minimum monthly fee of $3,000 per fund unless net assets of the fund are under $20 million. For as long as the assets remain under $20 million the fund will not be charged any transfer agency fees by WFB.

    The Fund may enter into service agreements with one or more servicing agents on behalf of Class D shares of the Fund. Under such agreements, servicing agents have agreed to provide shareholder liaison services, including responding to customer inquiries and providing information on their investments, and to provide such other related services as the Fund or a Class D shareholder may reasonably request. For these services, a servicing agent receives a fee, on an annualized basis for the Fund's then-current fiscal year, not to exceed 0.25% of the average daily net assets of the Class D shares of the Fund. The Service fees for Class D for the year ended December 31, 1995 were $49,492.

    The Company has entered into administration and distribution agreements on behalf of the Fund with Stephens. Under the agreements, Stephens has agreed to provide supervisory, administrative and distribution services to the Fund. For providing supervisory and administrative services, the Fund has agreed to pay Stephens a monthly fee at the annual rate of 0.15% of the Fund's average daily net assets up to $200 million and 0.10% of the average daily net assets in excess of $200 million.

OVERLAND EXPRESS FUNDS, INC.
NOTES TO THE FINANCIAL STATEMENTS

    The Company also has adopted separate distribution plans for Class A and D shares pursuant to Rule 12b-1 under the 1940 Act, whereby on behalf of the Fund, the Fund may pay Stephens, as compensation for distribution-related services, a monthly fee at an annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class A shares. The Class D Distribution Plan of the Fund provides that the Fund may pay the Distributor a monthly fee at an annual rate of up to 0.75% of the Fund's average daily net assets attributable to Class D shares. Distribution fees, for Class A and Class D of the Fund, for the year ended December 31, 1995 were $102,390 and $148,475 respectively.

   For the year ended WFB has waived certain of its fees in the amount of $57,496. Waived fees continue at the discretion of WFB.

    Certain officers and directors of the Company are also officers of Stephens. At December 31, 1995, Stephens owned 6,030 shares of the Strategic Growth Fund.

    Stephens has retained $1,424,127 as sales charges from the proceeds of capital shares sold by the Company for the year ended December 31, 1995. Wells Fargo Securities Inc., a subsidiary of WFB, received $31,366 as sales charges from the proceeds of capital shares sold by the Company for the year ended December 31, 1995.

3. INVESTMENT PORTFOLIO TRANSACTIONS

    Purchases and sales of investments, exclusive of short-term securities, for the Strategic Growth Fund for the year ended December 31, 1995, were as follows:

AGGREGATE PURCHASES
AND SALES OF:
-------------------------------------------
SECURITIES OTHER THAN U.S. GOVERNMENT OBLIGATIONS:

  Purchases at cost                         $122,483,641
  Sales proceeds                             100,543,477

4. CAPITAL SHARES TRANSACTIONS

    As of December 31, 1995, there were 20 billion shares of $.001 par value capital stock authorized by the Company. As of December 31, 1995, the Fund was authorized to issue 100 million shares of $.001 par value capital stock for each class of shares. Transactions in capital shares for the years ended December 31, 1995 and 1994 are disclosed in detail in the Statements of Changes in Net Assets.

5.  OVERLAND STRATEGIC GROWTH FUND CONVERSION TO MASTER-FEEDER STRUCTURE

The Company has received shareholder approval for a reorganization of the Overland Express Strategic Growth Fund into a master-feeder structure. Under this structure , the Fund will become a feeder fund and will invest all of its assets in any corresponding, newly established Master Portfolio. The reorganization will not result in any changes to the Fund's investment objective. WFB has agreed to absorb the additional expenses for at least one year after the reorganization.

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OVERLAND EXPRESS FUNDS, INC.:

        We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Strategic Growth Fund (one of the funds comprising Overland Express Funds, Inc.) as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 1995, by examination and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Growth Fund of Overland Express Funds, Inc. as of December 31, 1995, the results of its operations, the changes in its net assets and its financial highlights for the periods indicated herein in conformity with generally accepted accounting principles.


SAN FRANCISCO, CALIFORNIA
FEBRUARY 14, 1996

PROXY VOTING RESULTS

A special shareholder meeting was held on January 30, 1996, to vote on the following proposal for the Strategic Growth Fund. The proposal received the required majority of votes and was adopted.

PROPOSAL 1.
To consider approval of the proposal to reorganize the Strategic Growth Fund into a master/feeder structure, with amendments to certain fundamental investment restrictions to permit the Strategic Growth Fund to invest all of its assets in another investment company.

For             Against                   Abstain
2,138,338       119,480                   133,942

                          OVERLAND EXPRESS FUNDS, INC.
                          FILE NO. 33-16296; 811-8275

                                     PART C

                               OTHER INFORMATION

Item 24.     Financial Statements and Exhibits.

       (a)   Financial Statements:


             The following audited financial statements for the Company's Strategic Growth Fund are included in Part B, Item 23:


             Portfolio of Investments - December 31, 1995
             Statement of Assets and Liabilities - December 31, 1995
             Statement of Operations for the year ended December 31, 1995 Statement of Changes in Net Assets for the year ended December 31, 1995
             Financial Highlights for the year ended December 31, 1995

             Notes to Financial Statements - December 31, 1995


       (b)   Exhibits:


    Exhibit
    Number                              Description
    ------                              -----------
      1          -   Restated Articles of Incorporation, incorporated by
                     reference to Post-Effective Amendment No. 30 filed on
                     November 29, 1995.

      2          -   By-Laws (as amended), incorporated by reference to the
                     Registration Statement on Form N-1A filed on August 5,
                     1987.

      3          -   Not Applicable.

      4          -   Specimen Stock Certificates, incorporated by reference to
                     Post-Effective Amendment No. 21 filed on March 3, 1993.

      5(a)(i)    -   Form of Amended Advisory Contract on behalf of the Asset
                     Allocation Fund, incorporated by reference to
                     Post-Effective Amendment No. 24 filed on April 29, 1994.

       (ii)      -   Advisory Contract on behalf of the U.S. Government Income
                     Fund, incorporated by reference to Pre- Effective
                     Amendment No. 2 filed on April 4, 1988.

       (iii)     -   Advisory Contract on behalf of the California Tax-Free
                     Money Market Fund, incorporated by reference to
                     Post-Effective Amendment No. 6 filed on August 2, 1989.

    Exhibit
    Number                              Description
    ------                              -----------
       (iv)      -   Advisory Contract on behalf of the California Tax-Free
                     Bond Fund, incorporated by reference to Post-Effective
                     Amendment No. 6 filed on August 2, 1989.

       (v)       -   Advisory Contract on behalf of the Money Market Fund,
                     incorporated by reference to Post-Effective Amendment No.
                     6 filed on August 2, 1989.

       (vi)      -   Advisory Contract on behalf of the Variable Rate
                     Government Fund, incorporated by reference to
                     Post-Effective Amendment No. 8 filed on August 6, 1990.

       (vii)     -   Advisory Contract on behalf of the Municipal Income Fund,
                     incorporated by reference to Post- Effective Amendment No.
                     16 filed on January 17, 1992.

       (viii)    -   Advisory Contract on behalf of the U.S. Treasury Money
                     Market Fund, incorporated by reference to Post-Effective
                     Amendment No. 22 filed on May 28, 1993.

       (ix)      -   Advisory Contract on behalf of the Strategic Growth Fund,
                     incorporated by reference to Post- Effective Amendment No.
                     22 filed on May 28, 1993.

       (x)       -   Sub-Advisory Contract with Wells Fargo Nikko Investment
                     Advisors on behalf of the Asset Allocation Fund,
                     incorporated by reference to Post-Effective Amendment No.
                     30 filed on November 29, 1995.

      5(b)(i)    -   Administration Agreement on behalf of the Asset Allocation
                     Fund, incorporated by reference to Pre- Effective
                     Amendment No. 2 filed on April 4, 1988.

       (ii)      -   Administration Agreement on behalf of the U.S. Government
                     Income Fund, incorporated by reference to Pre-Effective
                     Amendment No. 2 filed on April 4, 1988.

       (iii)     -   Administration Agreement on behalf of the California
                     Tax-Free Money Market Fund (as amended), incorporated by
                     reference to Pre-Effective Amendment No. 2 filed on April
                     4, 1988.

       (iv)      -   Administration Agreement on behalf of the California
                     Tax-Free Bond Fund, incorporated by reference to
                     Post-Effective Amendment No. 3 filed on October 3, 1988.

       (v)       -   Administration Agreement on behalf of the Money Market
                     Fund, incorporated by reference to Post- Effective
                     Amendment No. 6 filed on August 2, 1989.

       (vi)      -   Administration Agreement on behalf of the Variable Rate
                     Government Fund, incorporated by reference to
                     Post-Effective Amendment No. 8 filed on August 6, 1990.

       (vii)     -   Administration Agreement on behalf of the Municipal Income
                     Fund, incorporated by reference to Post- Effective
                     Amendment No. 16 filed on January 17, 1992.

    Exhibit
    Number                              Description
    ------                              -----------
       (viii)    -   Administration Agreement on behalf of the Overland Sweep
                     Fund,  Short-Term Municipal Income Fund (formerly, the 1-3
                     Year Duration Municipal Income Fund), 1-3 Year Duration
                     Government Income Fund (liquidated) and Short-Term
                     Government-Corporate Income Fund (formerly, the  1-3 Year
                     Duration Full Faith and Credit Government Income Fund),
                     incorporated by reference to Post-Effective Amendment No
                     30 filed on November 29, 1995.

       (ix)      -   Administration Agreement on behalf of the U.S. Treasury
                     Money Market Fund, incorporated by reference to
                     Post-Effective Amendment No. 30 filed on November 29,
                     1995.

       (x)       -   Administration Agreement on behalf of the Strategic Growth
                     Fund, incorporated by reference to Post- Effective
                     Amendment No. 22 filed on May 28, 1993.

       (xi)      -   Form of Administration Agreement with Stephens Inc. on
                     behalf of the National Tax-Free Institutional Money Market
                     Fund, incorporated by reference to Post-Effective
                     Amendment No. 30 filed on November 29, 1995.

      6(a)(i)    -   Distribution Agreement with Stephens Inc. (as amended),
                     incorporated by reference to Post-Effective Amendment No.
                     18 filed on April 30, 1992.

       (a)(ii)   -   Distribution Agreement on behalf of the Overland Sweep
                     Fund, incorporated by reference to Post- Effective
                     Amendment No. 14 filed on August 20, 1991.

       (a)(iii)  -   Addendum to Form of Distribution Agreement with Stephens
                     Inc., incorporated by reference to Post- Effective
                     Amendment No. 24 filed on April 29, 1994.

       (a)(iv)   -   Amended and Restated Distribution Agreement with Stephens
                     Inc., incorporated by reference to Post- Effective
                     Amendment No. 31 filed on December 18, 1995.

       (b)       -   Dealer Contract (as revised), incorporated by reference to
                     Post-Effective Amendment No. 13 filed on July 16, 1991.

      7          -   Not Applicable.

      8(a)       -   Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Asset Allocation Fund, incorporated by reference to
                     the Registration Statement on Form N-1A filed on August 5,
                     1987.

       (b)       -   Custody Agreement with Wells Fargo Bank, N.A. on behalf of the U.S. Government Income Fund, incorporated by reference to Post-Effective Amendment No. 9 filed on February 7,
                     1991.

       (c)       -   Custody Agreement with Wells Fargo Bank, N.A. on behalf of the California Tax-Free Money Market Fund, incorporated by reference to Post-Effective Amendment No. 9 filed on
                     February 7, 1991.

       (d)       -   Custody Agreement with Wells Fargo Bank, N.A. on behalf of the California Tax-Free Bond Fund, incorporated by
                     reference to Post-Effective Amendment No. 9 filed on
                     February 7, 1991.

    Exhibit
    Number                              Description
    ------                              -----------
       (e)       -   Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Money Market Fund, incorporated by reference to
                     Post-Effective Amendment No. 9 filed on February 7, 1991.

       (f)       -   Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Variable Rate Government Fund, incorporated by
                     reference to Post-Effective Amendment No. 9 filed on
                     February 7, 1991.

       (g)       -   Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Municipal Income Fund, incorporated by reference to
                     Post-Effective Amendment No. 16 filed on January 17, 1992.

       (h)       -   Custody Agreement with Wells Fargo Bank, N.A. on behalf of the U.S. Treasury Money Market Fund, incorporated by
                     reference to Post-Effective Amendment No. 23 filed on
                     March 2, 1994.

       (i)       -   Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Strategic Growth Fund, incorporated by reference to
                     Post-Effective Amendment No. 23 filed on March 2, 1994.

       (j)       -   Custody Agreement on behalf of the Overland Sweep Fund,
                     the 1-3 Year Duration Municipal Income Fund, the 1-3 Year
                     Duration Government Income Fund and the 1-3 Year Duration
                     Full Faith and Credit Government Income Fund, incorporated by reference to Post-Effective Amendment No. 30 filed on
                     November 29, 1995.

       (k)       -   Form of Custody Agreement with Wells Fargo Bank, N.A. on
                     behalf of the National Tax-Free Institutional Money Market
                     Fund, incorporated by reference to Post-Effective
                     Amendment No. 30 filed on November 29, 1995.

      9(a)       -   Agency Agreement between the Overland Sweep Fund, the 1-3
                     Year Duration Municipal Income Fund, the 1-3 Year Duration
                     Government Income Fund, the 1-3 Year Duration Full Faith
                     and Credit Government Income Fund and Wells Fargo Bank,
                     N.A., incorporated by reference to Post-Effective
                     Amendment No. 24 filed on April 29, 1994.

       (a)(i)    -   Form of Agency Agreement with Wells Fargo Bank, N.A. on
                     behalf of the National Tax-Free Institutional Money Market
                     Fund, incorporated by reference to Post-Effective
                     Amendment No. 30 filed on November 29, 1995.

       (b)       -   License Agreement between Wells Fargo Bank, N.A. and Wells
                     Fargo Investment Advisors (renamed Wells Fargo Nikko
                     Investment Advisors), previously filed.

       (c)(i)    -   Shareholder Servicing Agreement on behalf of the Overland
                     Sweep Fund, incorporated by reference to Post-Effective
                     Amendment No. 22 filed on May 28, 1993.

       (c)(ii)   -   Form of Servicing Agreement on behalf of Class D Shares,
                     incorporated by reference to Post- Effective Amendment No.
                     21 filed on March 3, 1993.

       (d)(i)    -   Servicing Plan on behalf of the Class D Shares of the
                     Asset Allocation Fund, incorporated by reference to
                     Post-Effective Amendment No. 22 filed on May 28, 1993.

    Exhibit
    Number                              Description
    ------                              -----------
       (d)(ii)   -   Servicing Plan on behalf of the Class D Shares of the U.S.
                     Government Income Fund, incorporated by reference to
                     Post-Effective Amendment No. 22 filed on May 28, 1993.

       (d)(iii)  -   Servicing Plan on behalf of the Class D Shares of the
                     California Tax-Free Bond Fund, incorporated by reference
                     to Post-Effective Amendment No. 22 filed on May 28, 1993.

       (d)(iv)   -   Servicing Plan on behalf of the Class D Shares of the
                     Variable Rate Government Fund, incorporated by reference
                     to Post-Effective Amendment No. 22 filed on May 28, 1993.

       (d)(v)    -   Servicing Plan on behalf of the Class D Shares of the
                     Municipal Income Fund, incorporated by reference to
                     Post-Effective Amendment No. 22 filed on May 28, 1993.

       (d)(vi)   -   Servicing Plan on behalf of the Class D Shares of the
                     Strategic Growth Fund, incorporated by reference to
                     Post-Effective Amendment No. 22 filed on May 28, 1993.

     10          -   Opinion and Consent of Counsel, filed herewith.

     11          -   Consent of Auditors - KPMG Peat Marwick, LLP, filed
                     herewith.

     12(a)       -   None.

     13          -   Investment Letter, incorporated by reference to
                     Pre-Effective Amendment No. 2 filed on April 4, 1988.

     14          -   Not Applicable.

     15(a)       -   Amended Distribution Plan on behalf of the Class A Shares
                     of the Asset Allocation Fund, incorporated by reference to
                     Post-Effective Amendment No. 22 filed on May 28, 1993.

       (b)       -   Amended Distribution Plan on behalf of the Class A Shares
                     of the U.S. Government Income Fund, incorporated by
                     reference to Post-Effective Amendment No. 22 filed on May
                     28, 1993.

       (c)       -   Distribution Plan on behalf of the California Tax-Free
                     Money Market Fund, incorporated by reference to
                     Pre-Effective Amendment No. 2 filed on April 4, 1988.

       (d)       -   Amended Distribution Plan on behalf of the Class A Shares
                     of the California Tax-Free Bond Fund, incorporated by
                     reference to Post-Effective Amendment No. 22 filed on May
                     28, 1993.

       (e)       -   Amended Distribution Plan on behalf of the Class A Shares
                     of the Money Market Fund, incorporated by reference to
                     Post-Effective Amendment No. 24 filed on April 29, 1994.

    Exhibit
    Number                              Description
    ------                              -----------
       (f)       -   Amended Distribution Plan on behalf of the Class A Shares
                     of the Variable Rate Government Fund, incorporated by
                     reference to Post-Effective Amendment No. 22 filed on May
                     28, 1993.

       (g)       -   Amended Distribution Plan on behalf of the Class A Shares
                     of the Municipal Income Fund, incorporated by reference to
                     Post-Effective Amendment No. 22 filed on May 28, 1993.

       (h)       -   Distribution Plan on behalf of the Overland Sweep Fund,
                     incorporated by reference to Post-Effective Amendment No.
                     14 filed on August 20, 1991.

       (i)       -   Amended Distribution Plan on behalf of the Class A Shares
                     of the U.S. Treasury Money Market Fund, incorporated by
                     reference to Post-Effective Amendment No. 24 filed on
                     April 29, 1994.

       (j)       -   Amended Distribution Plan on behalf of the Class A Shares
                     of the Strategic Growth Fund, incorporated by reference to
                     Post-Effective Amendment No. 22 filed on May 28, 1993.

       (k)       -   Distribution Plan on behalf of the Class D Shares of the
                     Asset Allocation Fund, incorporated by reference to
                     Post-Effective Amendment No. 23 filed on March 2, 1994.

       (l)       -   Distribution Plan on behalf of the Class D Shares of the
                     California Tax-Free Bond Fund, incorporated by reference
                     to Post-Effective Amendment No. 23 filed on March 2, 1994.

       (m)       -   Distribution Plan on behalf of the Class D Shares of the
                     Municipal Income Fund, incorporated by reference to
                     Post-Effective Amendment No. 23 filed on March 2, 1994.

       (n)       -   Distribution Plan on behalf of the Class D Shares of the
                     Strategic Growth Fund, incorporated by reference to
                     Post-Effective Amendment No. 23 filed on March 2, 1994.

       (o)       -   Distribution Plan on behalf of the Class D Shares of the
                     U.S. Government Income Fund ,incorporated by reference to
                     Post-Effective Amendment No. 23 filed on March 2, 1994.

       (p)       -   Distribution Plan on behalf of the Class D Shares of the
                     Variable Rate Government Fund ,incorporated by reference
                     to Post-Effective Amendment No. 23 filed on March 2, 1994.

       (q)       -   Distribution Plan on behalf of the Short-Term Municipal
                     Income Fund (formerly, the 1-3 Year Duration Municipal
                     Income Fund), incorporated by reference to Post-Effective
                     Amendment No. 24 filed on April 29, 1994.

       (r)       -   Distribution Plan of the Short-Term Government-Corporate
                     Income Fund (formerly, the 1-3 Year Duration Full Faith
                     and Credit Government Income Fund), incorporated by
                     reference to Post-Effective Amendment No. 24 filed on
                     April 29, 1994.

    Exhibit
    Number                              Description
    ------                              -----------
     16(a)       -   Schedules for Computation of Performance Quotations,
                     incorporated by reference to Post-Effective Amendment No.
                     3 filed on October 3, 1988.

       (b)       -   Schedule of Computation of Performance data, incorporated
                     by reference to Post Effective Amendment No. 29 filed on
                     May 1, 1995.

     17          -   Powers of Attorney, incorporated by reference to
                     Post-Effective Amendment No. 14 to the Registration
                     Statement filed on August 20, 1991.

     18          -   Rule 18f-3 Multi-Class Plan, incorporated by reference to
                     Post-Effective Amendment No. 28 to the Registration
                     Statement filed on April 4, 1995.

     27.1A       -   Financial Data Schedule - Strategic Growth Fund Class A,
                     filed herewith.

     27.1D       -   Financial Data Schedule - Strategic Growth Fund Class D,
                     filed herewith.

Item 25.     Persons Controlled by or under Common Control with Registrant.


             As of February 20, 1996, the Strategic Growth Fund owned approximately 99% of the outstanding beneficial interests of the Capital Appreciation Master Portfolio of Master Investment Trust and, as such, could be considered a "controlling person" (as such term is defined in the 1940 Act) of the Capital Appreciation Master Portfolio.


Item 26.     Number of Holders of Securities.

             As of December 31, 1995, the number of record holders of each class of securities of the Registrant was as follows:


Title of Class                                            Number of Record Holders
--------------                                            ------------------------
    Asset Allocation Fund
      Class A                                                        1,043
      Class D                                                          396

    California Tax-Free Bond Fund
      Class A                                                        3,922
      Class D                                                           61

    California Tax-Free Money Market Fund                            1,787

    Money Market Fund
      Class A                                                        1,374
      Institutional Class                                              291

    Municipal Income Fund
      Class A                                                        1,182
      Class D                                                          250

    Overland Sweep Fund                                              2,297

    Short-Term Municipal Income Fund                                    27

    Short-Term Government-Corporate Income Fund                         10

    Strategic Growth Fund
      Class A                                                        5,008
      Class D                                                        1,021

    U.S. Government Income Fund
      Class A                                                          570
      Class D                                                           60

    U.S. Treasury Money Market Fund
      Class A                                                          665
      Institutional Class                                               83

    Variable Rate Government Fund
      Class A                                                        1,425
      Class D                                                           84

    National Tax-Free Institutional Money Market Fund                    1



27.    Indemnification.

             Section 4 of Article VI of the Registrant's Articles of Incorporation provides:

                    To the fullest extent permitted by Maryland statutory or
             decisional law, as amended or interpreted, no person who is or was a director or officer of this Corporation shall be personally liable to the Corporation or its stockholders for money damages. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the benefits provided to any person who is or was a director or officer under this provision with respect to any act or omission which occurred prior to such amendment or repeal. The rights of indemnification under this provision shall neither be exclusive of, nor be deemed in limitation of, any right to which any person may otherwise be entitled or permitted by contract or otherwise. This Section 4 shall not protect any person who is or was a director or officer of the Corporation against any liability to the Corporation or its stockholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Item 28.     Business and Other Connections of Investment Adviser.


             Wells Fargo Bank, N.A. ("Wells Fargo Bank"), a wholly owned subsidiary of Wells Fargo & Company, serves as investment adviser to all of the Registrant's investment portfolios, other than the National Tax-Free Institutional Money Market Fund, Overland Sweep Fund, Short-Term Municipal Income Fund, Short-Term Government-Corporate Income Fund and Strategic Growth Fund, which currently do not retain an investment adviser, and to certain other registered open-end management investment companies. Wells Fargo Bank's business is that of a national banking association with respect to which it conducts a variety of commercial banking and trust activities.

             To the knowledge of Registrant, none of the directors or executive officers of Wells Fargo Bank, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain executive officers also hold various positions with and engage in business for Wells Fargo & Company. Set forth below are the names and principal businesses of the directors and executive officers of Wells Fargo Bank who are or during the past two fiscal years have been engaged in any other business, profession, vocation or employment of a substantial nature for their own account or in the capacity of director, officer, employee, partner or trustee. All the directors of Wells Fargo Bank also serve as directors of Wells Fargo & Company.


 Name and Position                     Principal Business(es) and Address(es)
 at Wells Fargo Bank                   During at Least the Last Two Fiscal Years
 -------------------                   ------------------------------------------
 H. Jesse Arnelle                      Senior Partner of Arnelle & Hastie
 Director                              455 Market Street
                                       San Francisco, CA 94105

                                       Director of FPL Group, Inc.
                                       700 Universe Blvd.
                                       P.O. Box 14000
                                       North Palm Beach, FL 33408

 William R. Breuner                    General Partner in Breuner Associates, Breuner Properties and
 Director                              Breuner-Pavarnick Real Estate Developers.  Retired Chairman of
                                       the Board of Directors of John Breuner Co.
                                       2300 Clayton Road, Suite 1570
                                       Concord, CA 94520

                                       Vice Chairman of the California State Railroad
                                       Museum Foundation.
                                       111  I  Street
                                       Old Sacramento, CA 95814

 William S. Davila                     President and Director of The Vons Companies, Inc.
 Director                              618 Michillinda Avenue
                                       Arcadia, CA  91007

                                       Officer of Western Association of Food Chains
                                       825 Colorado Blvd. #203
                                       Los Angeles, CA 90041

 Rayburn S. Dezember                   Director of CalMat Co.
 Director                              3200 San Fernando Road
                                       Los Angeles, CA  90065

                                       Director of Tejon Ranch Co.
                                       P.O. Box 1000
                                       Lebec, CA  93243

                                       Director of Turner Casting Corp.
                                       P.O. Box 1099
                                       Cudahy, CA 90201

                                       Director of The Bakersfield Californian
                                       P.O. Box 440
                                       1707  I  Street
                                       Bakersfield, CA 93302

                                       Director of Kern County Economic Development Corp.
                                       P.O. Box 1229
                                       2700 M Street, Suite 225
                                       Bakersfield, CA 93301

                                       Chairman of the Board of Trustees of Whittier College
                                       13406 East Philadelphia Avenue
                                       P.O. Box 634
                                       Whittier, CA 90608

 Paul Hazen                            Chairman of the Board of Directors of
 Chairman of the                       Wells Fargo & Company
 Board of Directors                    420 Montgomery Street
                                       San Francisco, CA  94105

                                       Director of Pacific Telesis Group
                                       130 Kearny Street
                                       San Francisco, CA  94108

                                       Director of Phelps Dodge Corp.
                                       2600 North Central Avenue
                                       Phoenix, AZ 85004

                                       Director of Safeway Inc.
                                       Fourth and Jackson Streets
                                       Oakland, CA  94660

 Robert K. Jaedicke                    Accounting Professor and Dean Emeritus of
 Director                              Graduate School of Business, Stanford University
                                       MBA Admissions Office
                                       Stanford, CA  94305

                                       Director of Homestake Mining Co.
                                       650 California Street
                                       San Francisco, CA 94108

                                       Director of California Water Service Company
                                       1720 North First Street
                                       San Jose, CA 95112

                                       Director of Boise Cascade Corp.
                                       1111 West Jefferson Street
                                       P.O. Box 50
                                       Boise, ID  83728

                                       Director of Enron Corp.
                                       1400 Smith Street
                                       Houston, TX  77002

                                       Director of GenCorp, Inc.
                                       175 Ghent Road
                                       Fairlawn, OH  44333

 Paul A. Miller                        Chairman of Executive Committee and Director of
 Director                              Pacific Enterprises
                                       633 West Fifth Street
                                       Los Angeles, CA  90071

                                       Trustee of Mutual Life Insurance Company of New York
                                       1740 Broadway
                                       New York, NY  10019

                                       Director of Newhall Management Corporation
                                       23823 Valencia Blvd.
                                       Valencia, CA 91355

                                       Trustee of University of Southern California
                                       University Park  TGF 200
                                       665 Exposition Blvd.
                                       Los Angeles, CA 90089

 Ellen M. Newman                       President of Ellen Newman Associates
 Director                              323 Geary Street,  Suite 507
                                       San Francisco, CA 94102

                                       Chair of Board of Trustees of
                                       University of California at San Francisco Foundation
                                       250 Executive Park Blvd., Suite 2000
                                       San Francisco, CA  94143

                                       Director of American Conservatory Theater
                                       30 Grant Avenue
                                       San Francisco, CA 94108

                                       Director of California Chamber of Commerce
                                       1201 K Street, 12th Floor
                                       Sacramento, CA 95814

 Philip J. Quigley                     Chairman, Chief Executive Officer and
 Director                              Director of Pacific Telesis Group
                                       130 Kearney Street, Rm. 3700
                                       San Francisco, CA 94108

                                       Director of Varian Associates
                                       3050 Hansen Way
                                       P.O. Box 10800
                                       Palo Alto, CA 94303

 Carl E. Reichardt                     Chairman and Chief Executive Officer of the
 Director                              Board of Directors of Wells Fargo & Company
                                       420 Montgomery Street
                                       San Francisco, CA 94105

                                       Director of Ford Motor Company
                                       The American Road
                                       Dearborn, MI  48121

                                       Director of Hospital Corporation of America,
                                       HCA-Hospital Corp. of America
                                       One Park Plaza
                                       Nashville, TN  37203

                                       Director of Pacific Gas and Electric Company
                                       77 Beale Street
                                       San Francisco, CA 94105

                                       Director of Newhall Management Corporation
                                       23823 Valencia Blvd.
                                       Valencia, CA 91355

 Donald B. Rice                        President, Chief Operating Officer and Director of
 Director                              Teledyne, Inc.
                                       2049 Century Park East
                                       Los Angeles, CA  90067

                                       Director of Vulcan Materials Company
                                       One Metroplex Drive
                                       Birmingham, AL  35209

                                       Retired Secretary of the Air Force

 Susan G. Swenson                      President and Chief Executive Officer of Cellular One
 Director                              651 Gateway Blvd.
                                       San Francisco, CA 94080


 Chang-Lin Tien                        Chancellor of University of California at Berkeley
 Director                              UC at Berkeley
                                       Berkeley, CA 94720

 John A. Young                         President, Director and Chief Executive Officer of
 Director                              Hewlett-Packard Company
                                       3000 Hanover Street
                                       Palo Alto, CA  94304

                                       Director of Chevron Corporation
                                       225 Bush Street
                                       San Francisco, CA  94104

 William F. Zuendt                     Director of 3Com Corp.
 President                             5400 Bayfront Plaza
                                       P.O. Box 58145
                                       Santa Clara, CA  95052

                                       Director of MasterCard International
                                       888 Seventh Avenue
                                       New York, NY 10106

                                       Trustee of Golden Gate University
                                       536 Mission Street
                                       San Francisco, CA 94163



             BZW Barclays Global Fund Advisors ("BGFA"), a wholly-owned subsidiary of BZW Barclays Global Investors, N.A. ("BGI", formerly, Wells Fargo Institutional Trust Company), serves as sub-adviser to the Asset Allocation Fund of the Company and as adviser or sub-adviser to certain other open-end management investment companies.



             The directors and officers of BGFA consist primarily of persons who during the past two years have been active in the investment management business of the former sub-adviser to the Asset Allocation Fund, Wells Fargo Nikko Investment Advisors ("WFNIA") and, in some cases, the service business of BGI. With the exception of Irving Cohen, each of the directors and executive officers of BGFA will also have substantial responsibilities as directors and/or officers of BGI. To the knowledge of the Registrant, except as set forth below, none of the directors or executive officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.




 Name and Position                     Principal Business(es) During at
 at BGFA                               Least the Last Two Fiscal Years
 ---------------------                 --------------------------------
 Frederick L.A. Grauer                 Chairman and Director of WFNIA and WFITC+
 Chairman, Director

 Donald L. Luskin                      Chief Executive Officer of WFNIA's Defined Contribution Group+
 Vice Chairman & Director

 Irving Cohen                          Chief Financial Officer and Chief Operating Officer of Barclays Bank PLC,
 Director                              New York Branch and Chief Operating Officer of Barclays Group, Inc.
                                       (USA)*:  previously Chief Financial Officer of Barclays de Zoete Wedd
                                       Securities Inc. (1994)*

 Andrea M. Zolberti                    Chief Financial Officer of WFNIA and WFITC+
 Chief Financial Officer

 Vincent J. Bencivenga                 Previously Vice President at State Street Bank & Trust Company++
 Chief Fiduciary Officer


  *    222 Broadway, New York, New York, 10038.

  +    45 Fremont Street, San Francisco, California 94105.

 ++    One Financial Center, Boston, Massachusetts 02111.



             Prior to January 1, 1996, WFNIA served as the sub-adviser to the Asset Allocation Fund of the Company and as adviser or sub-adviser to various other open-end management investment companies. For additional information, see "Advisory, Administration and Distribution Arrangements" in the Prospectus describing the Asset Allocation Fund and "Management" in the Statement of Additional Information of such Fund. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and management committees of WFNIA, reference is made to WFNIA's Form ADV and Schedules A and D filed under the Investment Advisers Act of 1940, File No. 801-36479, incorporated herein by reference.


Item 29.     Principal Underwriters.

             (a) Stephens Inc., distributor for the Registrant, does not presently act as investment adviser for any other registered investment companies, but does act as principal underwriter for Stagecoach Funds, Inc., Stagecoach Inc., and Stagecoach Trust; and is the exclusive placement agent for Master Investment Trust, Managed Series Investment Trust, Life & Annuity Trust and Master Investment Portfolio, which are registered open-end management investment companies, and has acted as principal underwriter for the Liberty Term Trust, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and the Managed Balanced Target Maturity Fund, Inc., which are closed-end management investment companies, and Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc. and the Capitol Mutual Funds, which are open-end management investment companies.

             (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV and Schedules A and D filed by Stephens Inc. with the Securities and Exchange Commission pursuant to The Investment Advisers Act of 1940 (file no. 501-15510).

             (c)    Not applicable.

Item 30.     Location of Accounts and Records.



             (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201.



             (b) Wells Fargo Bank maintains all Records relating to its services as investment adviser and custodian and transfer and dividend disbursing agent at 525 Market Street, San Francisco, California 94105.



             (c) WFNIA and Wells Fargo Institutional Trust Company, N.A. maintain all Records relating to their services as sub-adviser and custodian, respectively, to the Asset Allocation Fund for the period prior to January 1, 1996, at 45 Fremont Street, San Francisco, California 94105.



             (d) BGFA maintains all Records relating to its services as sub-adviser to the Asset Allocation Fund for the period beginning January 1, 1996 at 45 Fremont Street, San Francisco, California 94105.


             (e) Stephens maintains all Records relating to its services as sponsor, administrator and distributor at 111 Center Street, Little Rock, Arkansas 72201.

Item 31.     Management Services.

             Other than as set forth under the captions "Management of the Fund and the Master Portfolio" in the Prospectus constituting Part A of this Registration Statement and "Management" in the Statement of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 32.     Undertakings.

             (a)    Not Applicable.

             (b)    Not Applicable.

             (c) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions set forth above in response to Item 27, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

             (d) Registrant undertakes to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a director or directors if requested in writing by the holders of at least 10W of the Company's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

             (e) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of its most current annual report to shareholders, upon request and without charge.

                                   SIGNATURES

             Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the City of Little Rock, State of Arkansas on the 19th day of February, 1996.


                                        OVERLAND EXPRESS FUNDS, INC.

                                        By /s/ Richard H. Blank, Jr.
                                           -------------------------------------
                                           (Richard H. Blank, Jr.)
                                           Chief Operating Officer


             Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

      Signature                                 Title
      ---------                                 -----

      /s/ R. Greg Feltus                        Director, Chairman and President
      ------------------------------------      (Principal Executive Officer)
      (R. Greg Feltus)

      /s/ Richard H. Blank, Jr.                 Secretary and Treasurer (Chief
      ------------------------------------      Operating Officer)
      (Richard H. Blank, Jr.)

      /s/ Jack S. Euphrat                       Director
      ------------------------------------
      (Jack S. Euphrat)

      /s/ Thomas S. Goho                        Director
      ------------------------------------
      (Thomas S. Goho)

      /s/ Zoe Ann Hines                         Director
      ------------------------------------
      (Zoe Ann Hines)

      /s/ W. Rodney Hughes                      Director
      ------------------------------------
      (W. Rodney Hughes)

      /s/ Robert M. Joses                       Director
      ------------------------------------
      (Robert M. Joses)

      /s/ J. Tucker Morse                       Director
      ------------------------------------
      (J. Tucker Morse)


*By:  /s/ Richard H. Blank, Jr.
      ------------------------------------
      (Richard H. Blank, Jr.)
      As Attorney-in-Fact

                                   SIGNATURES

             Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the City of Little Rock, State of Arkansas on the 19th day of February, 1996.


                                        MASTER INVESTMENT TRUST

                                        By /s/ Richard H. Blank, Jr.
                                           -------------------------------------
                                           (Richard H. Blank, Jr., Secretary)


      Signature                                 Title
      ---------                                 -----

      /s/ R. Greg Feltus                        Trustee, Chairman and President
      ------------------------------------      (Principal Executive Officer)
      (R. Greg Feltus)

      /s/ Richard H. Blank, Jr.                 Secretary and Treasurer (Chief
      ------------------------------------      Operating Officer)
      (Richard H. Blank, Jr.)

      /s/ Jack S. Euphrat                       Trustee
      ------------------------------------
      (Jack S. Euphrat)

      /s/ Thomas S. Goho                        Trustee
      ------------------------------------
      (Thomas S. Goho)

      /s/ Zoe Ann Hines                         Trustee
      ------------------------------------
      (Zoe Ann Hines)

      /s/ W. Rodney Hughes                      Trustee
      ------------------------------------
      (W. Rodney Hughes)

      /s/ Robert M. Joses                       Trustee
      ------------------------------------
      (Robert M. Joses)

      /s/ J. Tucker Morse                       Trustee
      ------------------------------------
      (J. Tucker Morse)


*By:  /s/ Richard H. Blank, Jr.
      ------------------------------------
      (Richard H. Blank, Jr.)
      As Attorney-in-Fact

                          OVERLAND EXPRESS FUNDS, INC.
                        SEC FILE NOS. 33-16296; 811-8275

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                             DESCRIPTION
   EX-27.1A          -   Financial Data Schedule - Strategic Growth Fund Class A

   EX-27.1D          -   Financial Data Schedule - Strategic Growth Fund Class D

   EX-99.B10         -   Opinion and Consent of Counsel

   EX-99.B11         -   Consent of Auditors - KPMG Peat Marwick LLP
